UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Strategic Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2014

Item 1:	Report(s) to Shareholders.

Annual report dated December 31, 2014, enclosed.

Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETFtm

Schwab Short-Term
U.S. Treasury ETFtm

Schwab Intermediate-Term
U.S. Treasury ETFtm

Schwab U.S. Aggregate
Bond ETFtm

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This wrapper is not part of the shareholder report.

Schwab Fixed-Income ETFs

Annual Report
December 31, 2014

Schwab U.S. TIPS ETFtm

Schwab Short-Term
U.S. Treasury ETFtm

Schwab Intermediate-Term
U.S. Treasury ETFtm

Schwab U.S. Aggregate
Bond ETFtm

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Total Returns for the 12 Months Ended December 31, 2014

Schwab U.S. TIPS ETFtm (Ticker Symbol: SCHP)

Market Price Return[1]	4.10%
NAV Return[1]	3.56%
Barclays U.S. TIPS Index (Series-L)	3.64%
ETF Category: Morningstar Inflation-Protected Bond[2]	2.71%

Performance Details	pages 6-7

Schwab Short-Term U.S. Treasury ETFtm (Ticker Symbol: SCHO)

Market Price Return[1]	0.53%
NAV Return[1]	0.55%
Barclays U.S. 1-3 Year Treasury Bond Index	0.63%
ETF Category: Morningstar Short Government[2]	0.55%

Performance Details	pages 8-9

Schwab Intermediate-Term U.S. Treasury ETFtm (Ticker Symbol: SCHR)

Market Price Return[1]	4.44%
NAV Return[1]	4.27%
Barclays U.S. 3-10 Year Treasury Bond Index	4.35%
ETF Category: Morningstar Intermediate Government[2]	4.14%

Performance Details	pages 10-11

Schwab U.S. Aggregate Bond ETFtm (Ticker Symbol: SCHZ)

Market Price Return[1]	6.28%
NAV Return[1]	5.97%
Barclays U.S. Aggregate Bond Index	5.97%
ETF Category: Morningstar Intermediate-Term Bond[2]	5.68%

Performance Details	pages 12-13

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the funds. The funds are not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such funds.

[1]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

Schwab Fixed-Income ETFs 3

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

For the 12-month reporting period ended December 31, 2014, the funds generated positive returns that tracked their respective indices.

Dear Shareholder,

I’d like to thank you for trusting us to help you meet your investment goals and for reading this annual report regarding the Schwab Fixed-Income ETFs. These funds are available at some of the lowest operating expense ratios in the industry, and track market-leading, fixed-income indices that are based on various segments of the bond market. The funds also provide the benefits of an ETF, including transparency, intraday trading, and potential tax efficiency.

For the 12-month reporting period ended December 31, 2014, the funds generated positive returns that tracked their respective indices. Slow U.S. economic activity early in the year and challenges overseas caused longer-term U.S. bond yields to decline, helping the bond market generate notable returns. The Federal Reserve’s decision to keep short-term interest rates near zero percent also supported the market.

Amid this environment, corporate bonds returned more than Treasuries overall, while longer-term bonds outperformed shorter-term bonds. Additionally, lower-credit-quality bonds performed better than higher-credit-quality bonds overall amid generally stable credit conditions. Reflecting these conditions, the Barclays U.S. Aggregate Bond Index returned approximately 6.0% for the 12-month reporting period.

For more information about the Schwab Fixed-Income ETFs, please continue reading this report. In addition, you can find further details about these products by visiting www.csimfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

 Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and 10-Year Treasuries

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested. Past performance is not a guarantee of future results.

4 Schwab Fixed-Income ETFs

Fund Management

Matthew Hastings, CFA, Managing Director and Head of Taxable Bond Strategies, leads the portfolio management team for the Schwab Fixed Income ETFs and Schwab’s taxable bond funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Chan, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. His primary focus is government securities, including Treasury inflation-protected securities. Mr. Chan has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1996. His previous roles include managing the Portfolio Operations and Analytics group, and working as a senior manager in Finance. Prior to joining CSIM, Mr. Chan was a manager of finance at GT Capital Management.

Brandon Matsui, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Matsui was an associate portfolio manager on the Beta Management team at BNY Mellon for 11 months. Prior to that, Mr. Matsui spent five years at BlackRock Solutions, where he served as an analyst in the portfolio analytics group, and also a risk analytics manager for their corporate, asset management, and pension clients.

Steven Hung, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Alfonso Portillo, Jr., Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Schwab Fixed-Income ETFs 5

Schwab U.S. TIPS ETF™

The Schwab U.S. TIPS ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Treasury Inflation Protected Securities Index, Series-L (the index). To pursue this investment objective, the fund typically seeks to match the price and yield performance of the index by generally investing in all of the securities in approximately the same weight as represented by the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

Performance. For the 12 months ended December 31, 2014, the fund’s market price return was 4.10% and its NAV return was 3.56% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 3.64% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. Treasury Inflation-Protected Securities (TIPS) generated positive total returns for the 12-month reporting period as longer-term yields generally declined, though TIPS underperformed U.S. Treasuries.

The Federal Reserve’s decision to keep short-term interest rates accommodative and weak U.S. economic growth early in the year supported the prices of U.S. Treasuries. Lackluster economic activity in Europe, Japan, and other overseas countries, combined with geopolitical turmoil, also enhanced the performance of these securities.

Inflation adjustments for TIPS are tied to the non-seasonally adjusted consumer price index for all urban consumers (CPI-U), an important gauge of U.S. inflation. Inflation, as measured by the CPI-U, was positive through the middle of the reporting period, translating into positive inflation adjustments for holders of TIPS. However, oil prices fell by nearly half in the second part of the year, which led to lower prices for gasoline, fules, and related energy commodities. Subsequently, inflation fell as these effects were reflected in the CPI-U, leading to negative inflation adjustments and reduced performance for TIPS.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months. Approximately 25% of the fund was invested in TIPS maturing in 10 years or more, and these longer-term TIPS enhanced the fund’s performance the most. Approximately 33% of the fund was invested in TIPS maturing in five years or less, and these securities generally produced smaller total returns than other maturities.

As of 12/31/14:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government Obligations	99.9%
Short-Term Investments & Other Assets[2]	0.1%

Weighted Average Maturity[3]	8.4 Yrs
Weighted Average Duration[3]	7.6 Yrs

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.

[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.

6 Schwab Fixed-Income ETFs

 Schwab U.S. TIPS ETFtm

Performance and Fund Facts as of 12/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

August 5, 2010 – December 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception*

Fund: Schwab U.S. TIPS ETFtm (8/5/10)
Market Price Return[2]	4.10%	0.33%	3.53%
NAV Return[2]	3.56%	0.35%	3.47%
Barclays U.S. TIPS Index (Series-L)	3.64%	0.44%	3.58%
ETF Category: Morningstar Inflation-Protected Bond[3]	2.71%	0.29%	3.70%

Fund Expense Ratio4: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 7

Schwab Short-Term U.S. Treasury ETF™

The Schwab Short-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. 1–3 Year Treasury Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities in the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

Performance. For the 12 months ended December 31, 2014, the fund’s market price return was 0.53% and its NAV return was 0.55% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 0.63% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. bonds performed well in 2014, as yields on intermediate- and long-term bonds unexpectedly declined. However, yields on short-term bonds generally rose, with many factors contributing to these overall results, including shifts in the Federal Reserve’s (Fed’s) policies regarding interest rates.

In January, the Fed began to “taper” its monthly purchases of U.S. Treasuries and government agency mortgage backed securities—known as quantitative easing—a program designed to hold down long-term interest rates. This quantitative easing program ended in October. Helping to offset the effects of this policy shift were the Fed’s decision to keep short-term interest rates pegged at 0% to 0.25% and assurances that low short-term interest rates remained necessary.

Additionally, weak U.S. economic activity early in the year and lackluster growth in Europe, Japan, and other countries, combined with geopolitical turmoil, supported the performance of U.S. Treasuries. Another supportive factor was generally attractive yields for U.S. Treasuries relative to Treasuries offered by many international countries. However, rebounding U.S. economic growth late in the 12 months caused short-term bond yields to rise slightly, reducing total returns as market participants moved up their expectations regarding when the Fed will begin to raise short-term interest rates.

Two-year Treasury yields started 2014 at approximately 0.40% and traded within a fairly narrow range for much of the year. However, yields headed higher during the final months of 2014, as U.S. economic growth strengthened and market expectations regarding the Fed’s policies shifted. As a result, yields on two-year Treasuries finished the year at approximately 0.65%.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months. Coupon income generated by the fund’s holdings contributed positively to performance, more than offsetting the overall impact of negative price returns that detracted from the fund’s return.

As of 12/31/14:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government Obligations	99.6%
Short-Term Investments & Other Assets[2]	0.4%

Weighted Average Maturity[3]	2.0 Yrs
Weighted Average Duration[3]	1.9 Yrs

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.

8 Schwab Fixed-Income ETFs

 Schwab Short-Term U.S. Treasury ETFtm

Performance and Fund Facts as of 12/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

August 5, 2010 – December 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception*

Fund: Schwab Short-Term U.S. Treasury ETFtm (8/5/10)
Market Price Return[2]	0.53%	0.38%	0.64%
NAV Return[2]	0.55%	0.38%	0.63%
Barclays U.S. 1-3 Year Treasury Bond Index	0.63%	0.48%	0.73%
ETF Category: Morningstar Short Government[3]	0.55%	0.35%	0.50%

Fund Expense Ratio4: 0.08%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 9

Schwab Intermediate-Term U.S. Treasury ETF™

The Schwab Intermediate-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. 3-10 Year Treasury Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities included in the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

Performance. For the 12 months ended December 31, 2014, the fund’s market price return was 4.44% and its NAV return was 4.27% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 4.35% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. bonds performed well in 2014, as yields on intermediate- and longer-term bonds unexpectedly declined, translating into positive total returns across many fixed income sectors. Weak U.S. economic growth early in the year, geopolitical turmoil, and lackluster global economic growth were some of the factors that helped to drive yields lower and total returns correspondingly higher.

In January, the Federal Reserve (the Fed) began to “taper” its monthly purchases of U.S. Treasuries and government agency mortgage backed securities—known as quantitative easing—a program designed to hold down long-term interest rates. This quantitative easing program ended in October. Helping to offset the effects of this policy shift were the Fed’s decision to keep short-term interest rates pegged at 0% to 0.25% and assurances that low short-term interest rates remained necessary.

Additionally, weak U.S. economic activity early in the year and lackluster growth in Europe, Japan, and other countries, combined with geopolitical turmoil, supported the performance of U.S. Treasuries. Another supportive factor was generally attractive yields for U.S. Treasuries relative to Treasuries offered by many international countries. However, rebounding U.S. economic growth late in the 12 months generally reduced the market’s performance as market participants moved up their expectations regarding when the Fed will begin to raise short-term interest rates.

Yields on five-year Treasuries started 2014 at approximately 1.70% and generally traded within fairly narrow ranges to finish out the year at approximately 1.65%. By comparison, yields on 10-year Treasuries fell sharply, with 10-year Treasuries starting out 2014 at approximately 3.0% and ending the year at approximately 2.20%.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months. Positive price returns generated by the fund’s holdings enhanced performance, providing a slightly bigger contribution to the fund’s return than coupon income.

As of 12/31/14:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government Obligations	99.9%
Short-Term Investments & Other Assets[2]	0.1%

Weighted Average Maturity[3]	5.7 Yrs
Weighted Average Duration[3]	5.2 Yrs

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.

10 Schwab Fixed-Income ETFs

 Schwab Intermediate-Term U.S. Treasury ETFtm

Performance and Fund Facts as of 12/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

August 5, 2010 – December 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception*

Fund: Schwab Intermediate-Term U.S. Treasury ETFtm (8/5/10)
Market Price Return[2]	4.44%	1.25%	2.98%
NAV Return[2]	4.27%	1.28%	2.94%
Barclays U.S. 3-10 Year Treasury Bond Index	4.35%	1.38%	3.06%
ETF Category: Morningstar Intermediate Government[3]	4.14%	1.23%	2.43%

Fund Expense Ratio4: 0.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 11

Schwab U.S. Aggregate Bond ETF™

The Schwab U.S. Aggregate Bond ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Barclays U.S. Aggregate Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities included in the index. In addition, for the 12-month reporting period ended December 31, 2014, the fund held positions in TBAs, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. The average month-end position in these securities was 4.5% of the fund, with a minimum exposure of 3.3% and a maximum exposure of 6.3%. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

Performance. For the 12-month reporting period, the fund’s market price return was 6.28% and its NAV return was 5.97% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 5.97% during the same period, matching the fund’s NAV return.

Market Highlights. U.S. bonds performed well in 2014, as yields on intermediate- and longer-term bonds unexpectedly declined, translating into positive total returns across many fixed income sectors.

Among the factors supporting the bond market’s performance were assurances by the Federal Reserve (the Fed) that low short-term interest rates remained necessary, even as the Fed ended its quantitative easing policies designed to hold down long-term interest rates. Falling energy prices during the second half of the year, tame inflation in the U.S., and lackluster economic activity in Europe, Japan, and other countries also supported the performance of the U.S. bond market. Geopolitical turmoil that drove up financial market volatility was another positive factor for U.S. bonds.

Corporate bonds, mortgage-backed securities, and Treasuries all performed relatively well in this environment, with total returns for the longer-term portion in each of these fixed income sectors generally outperforming the shorter-term portions.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months, which meant keeping the fund’s credit quality, duration, and sector allocations similarly aligned. Coupon income and price returns generated by the fund’s holdings both contributed positively to the fund’s performance, and in approximately equal amounts after accounting for the effects of principal payments on the fund’s mortgage-backed securities.

As of 12/31/14:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government and Government Agencies	37.3%
Mortgage-Backed Securities[2]	27.4%
Corporate Bonds	22.1%
Foreign Securities	5.0%
Short-Term Investments & Other Assets[3]	4.8%
Commercial Mortgage-Backed Securities	1.9%
Municipal Bonds	1.0%
Asset-Backed Obligations	0.5%

Weighted Average Maturity[4]	6.9 Yrs
Weighted Average Duration[4]	5.2 Yrs

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 4.8% of total investments on December 31, 2014.
[3]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.

12 Schwab Fixed-Income ETFs

 Schwab U.S. Aggregate Bond ETFtm

Performance and Fund Facts as of 12/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

July 14, 2011 – December 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception*

Fund: Schwab U.S. Aggregate Bond ETFtm (7/14/11)
Market Price Return[2]	6.28%	2.47%	3.34%
NAV Return[2]	5.97%	2.50%	3.25%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	3.41%
ETF Category: Morningstar Intermediate-Term Bond[3]	5.68%	2.48%	3.19%

Fund Expense Ratio4: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception (7/14/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2014 and held through December 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/14	at 12/31/14	7/1/14–12/31/14

Schwab U.S. TIPS ETFtm
Actual Return	0.07%	$1,000.00	$979.00	$0.35
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.85	$0.36

Schwab Short-Term U.S. Treasury ETFtm
Actual Return	0.08%	$1,000.00	$1,001.90	$0.40
Hypothetical 5% Return	0.08%	$1,000.00	$1,024.80	$0.41

Schwab Intermediate-Term U.S. Treasury ETFtm
Actual Return	0.10%	$1,000.00	$1,016.30	$0.51
Hypothetical 5% Return	0.10%	$1,000.00	$1,024.70	$0.51

Schwab U.S. Aggregate Bond ETFtm
Actual Return	0.05%	$1,000.00	$1,019.40	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

14 Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF™

Financial Statements

Financial Highlights

	1/1/14–	1/1/13–	1/1/12–	1/1/11–	8/4/10[1]–
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	52.92	58.31	55.46	50.37	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.64	0.28	0.92	1.56	0.20
Net realized and unrealized gains (losses)	1.26	(5.32)	2.85	5.09	0.37	[2]

Total from investment operations	1.90	(5.04)	3.77	6.65	0.57
Less distributions:
Distributions from net investment income	(0.71)	(0.35)	(0.92)	(1.56)	(0.20)

Net asset value at end of period	54.11	52.92	58.31	55.46	50.37

Total return (%)	3.56	(8.66)	6.83	13.38	1.13	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.07	0.07	0.12 [4]	0.14	0.14	[5]
Net investment income (loss)	1.10	0.51	1.72	3.03	1.27	[5]
Portfolio turnover rate[6]	20	20	22	26	6	[3]
Net assets, end of period ($ x 1,000)	549,259	399,564	571,441	288,373	80,591

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
5 Annualized.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 15

 Schwab U.S. TIPS ETF

Portfolio Holdings as of December 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.csimfunds.com/schwabetfs_prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.5%	U.S. Government Securities	557,821,289	546,787,966
0.1%	Other Investment Company	479,334	479,334

99.6%	Total Investments	558,300,623	547,267,300
0.4%	Other Assets and Liabilities, Net		1,991,204

100.0%	Net Assets		549,258,504

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.5% of net assets

U.S. Treasury Obligations 99.5%

U.S. Treasury Inflation Protected Securities
2.00%, 01/15/16	11,832,148	12,007,737
0.13%, 04/15/16	23,780,852	23,706,418
2.50%, 07/15/16	11,579,230	12,071,348
2.38%, 01/15/17	10,041,421	10,535,659
0.13%, 04/15/17	26,760,244	26,785,398
2.63%, 07/15/17	8,607,605	9,230,279
1.63%, 01/15/18	9,090,229	9,523,469
0.13%, 04/15/18	29,752,532	29,650,183
1.38%, 07/15/18	8,965,600	9,395,680
2.13%, 01/15/19	8,341,260	8,974,695
0.13%, 04/15/19	29,468,496	29,187,661
1.88%, 07/15/19	9,477,270	10,186,549
1.38%, 01/15/20	11,494,648	12,081,910
1.25%, 07/15/20	17,663,678	18,563,466
1.13%, 01/15/21	20,204,126	21,028,050
0.63%, 07/15/21	21,446,160	21,761,205
0.13%, 01/15/22	23,671,401	23,075,829
0.13%, 07/15/22	24,415,228	23,827,798
0.13%, 01/15/23	24,528,907	23,762,378
0.38%, 07/15/23	24,330,114	24,105,791
0.63%, 01/15/24	24,273,333	24,432,566
0.13%, 07/15/24	23,852,813	23,029,175
2.38%, 01/15/25	15,699,958	18,471,943
2.00%, 01/15/26	11,436,147	13,135,443
2.38%, 01/15/27	9,201,888	11,037,940
1.75%, 01/15/28	9,178,633	10,414,903
3.63%, 04/15/28	7,756,057	10,690,018
2.50%, 01/15/29	8,888,717	11,062,275
3.88%, 04/15/29	9,437,879	13,544,866
3.38%, 04/15/32	3,585,208	5,101,070
2.13%, 02/15/40	4,858,073	6,320,790
2.13%, 02/15/41	6,178,367	8,094,650
0.75%, 02/15/42	10,870,141	10,606,867
0.63%, 02/15/43	8,022,822	7,575,309
1.38%, 02/15/44	12,147,801	13,808,648

Total U.S. Government Securities
(Cost $557,821,289)		546,787,966

	Number	Value
Security	of Shares	($)

Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (a)	479,334	479,334

Total Other Investment Company
(Cost $479,334)		479,334

End of Investments

At 12/31/14, the tax basis cost of the fund’s investments was $560,121,278 and the unrealized appreciation and depreciation were $2,654,790 and ($15,508,768), respectively, with a net unrealized depreciation of ($12,853,978).

(a)	The rate shown is the 7-day yield.

16 See financial notes

 Schwab U.S. TIPS ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

U.S. Government Securities[1]	$—	$546,787,966	$—	$546,787,966
Other Investment Company[1]	479,334	—	—	479,334

Total	$479,334	$546,787,966	$—	$547,267,300

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

See financial notes 17

 Schwab U.S. TIPS ETF

Statement of
Assets and Liabilities
As of December 31, 2014

Assets

Investments, at value (cost $558,300,623)		$547,267,300
Receivables:
Investments sold		8,788,563
Interest	+	2,207,492

Total assets		558,263,355

Liabilities

Payables:
Investments bought		8,995,416
Investment adviser fees	+	9,435

Total liabilities		9,004,851

Net Assets

Total assets		558,263,355
Total liabilities	—	9,004,851

Net assets		$549,258,504

Net Assets by Source
Capital received from investors		568,496,955
Distributions in excess of net investment income		(586,245)
Net realized capital losses		(7,618,883)
Net unrealized capital depreciation		(11,033,323)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$549,258,504		10,150,000		$54.11

18 See financial notes

 Schwab U.S. TIPS ETF

Statement of
Operations
For the period January 1, 2014 through December 31, 2014

Investment Income

Interest		$5,384,344

Expenses

Investment adviser fees		322,655

Total expenses	−	322,655

Net investment income		5,061,689

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(3,100,346)
Net realized gains on in-kind redemptions	+	1,373,833

Net realized losses		(1,726,513)
Net change in unrealized appreciation (depreciation) on investments	+	9,643,974

Net realized and unrealized gains		7,917,461

Increase in net assets resulting from operations		$12,979,150

See financial notes 19

 Schwab U.S. TIPS ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/14-12/31/14			1/1/13-12/31/13
Net investment income		$5,061,689	$2,533,097
Net realized gains (losses)		(1,726,513)	4,147,621
Net change in unrealized appreciation (depreciation)	+	9,643,974	(54,646,100)

Increase (Decrease) in net assets resulting from operations		12,979,150	(47,965,382)

Distributions to Shareholders

Distributions from net investment income		($5,900,895)	($3,095,550)

Transactions in Fund Shares

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,300,000	$181,061,371	1,800,000	$102,874,782
Shares redeemed	+	(700,000)	(38,445,207)	(4,050,001)	(223,691,157)

Net transactions in fund shares		2,600,000	$142,616,164	(2,250,001)	($120,816,375)

Shares Outstanding and Net Assets

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,550,000	$399,564,085	9,800,001	$571,441,392
Total increase or decrease	+	2,600,000	149,694,419	(2,250,001)	(171,877,307)

End of period		10,150,000	$549,258,504	7,550,000	$399,564,085

Distributions in excess of net investment income			($586,245)		($409,760)

20 See financial notes

Schwab Short-Term U.S. Treasury ETF™

Financial Statements

Financial Highlights

	1/1/14–	1/1/13–	1/1/12–	1/1/11–	8/4/10[1]–
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	50.51	50.53	50.50	49.99	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.15	0.15	0.21	0.06
Net realized and unrealized gains (losses)	0.04	(0.02)	0.03	0.51	(0.01)

Total from investment operations	0.28	0.13	0.18	0.72	0.05
Less distributions:
Distributions from net investment income	(0.24)	(0.15)	(0.15)	(0.21)	(0.06)

Net asset value at end of period	50.55	50.51	50.53	50.50	49.99

Total return (%)	0.55	0.25	0.35	1.43	0.11	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.08	0.08	0.11 [3]	0.12	0.12	[4]
Net investment income (loss)	0.49	0.31	0.29	0.42	0.37	[4]
Portfolio turnover rate[5]	109	101	101	74	48	[2]
Net assets, end of period ($ x 1,000)	702,651	444,497	250,105	181,805	49,990

1 Commencement of operations.
2 Not annualized.
3 Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 21

 Schwab Short-Term U.S. Treasury ETF

Portfolio Holdings as of December 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.csimfunds.com/schwabetfs_prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.5%	U.S. Government Securities	698,501,626	698,958,417
0.4%	Other Investment Company	2,700,636	2,700,636

99.9%	Total Investments	701,202,262	701,659,053
0.1%	Other Assets and Liabilities, Net		991,644

100.0%	Net Assets		702,650,697

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.5% of net assets

U.S. Treasury Obligations 99.5%

U.S. Treasury Bonds
7.50%, 11/15/16	3,285,000	3,703,069
8.88%, 08/15/17	5,477,000	6,599,785

U.S. Treasury Notes
0.38%, 01/15/16	13,485,000	13,494,480
0.38%, 01/31/16	6,095,000	6,098,334
2.00%, 01/31/16	2,730,000	2,778,842
0.25%, 02/29/16	12,413,000	12,398,452
2.63%, 02/29/16	14,242,000	14,613,631
0.38%, 03/15/16	14,791,000	14,793,307
2.25%, 03/31/16	7,522,000	7,697,706
2.38%, 03/31/16	562,000	575,918
0.25%, 04/15/16	28,482,000	28,439,733
0.38%, 04/30/16	1,165,000	1,164,909
2.63%, 04/30/16	11,047,000	11,370,644
0.25%, 05/15/16	20,762,000	20,719,832
1.75%, 05/31/16	12,986,000	13,223,397
0.50%, 06/15/16	6,185,000	6,190,313
0.50%, 06/30/16	4,951,000	4,952,936
1.50%, 06/30/16	7,031,000	7,137,562
3.25%, 06/30/16	8,983,000	9,350,036
0.63%, 07/15/16	22,348,000	22,393,389
1.50%, 07/31/16	10,314,000	10,472,743
3.25%, 07/31/16	8,580,000	8,948,674
0.63%, 08/15/16	8,227,000	8,241,142
1.00%, 08/31/16	7,042,000	7,095,364
3.00%, 08/31/16	25,587,000	26,628,468
0.88%, 09/15/16	4,320,000	4,342,948
0.50%, 09/30/16	9,414,000	9,403,701
1.00%, 09/30/16	3,704,000	3,731,491
3.00%, 09/30/16	10,763,000	11,214,540
0.63%, 10/15/16	14,899,000	14,904,826
0.38%, 10/31/16	6,021,000	5,996,543
1.00%, 10/31/16	7,631,000	7,686,447
3.13%, 10/31/16	1,201,000	1,255,515
0.63%, 11/15/16	12,325,000	12,326,923
4.63%, 11/15/16	9,841,000	10,573,692
0.50%, 11/30/16	11,398,000	11,370,394
0.88%, 11/30/16	16,311,000	16,383,633
2.75%, 11/30/16	2,384,000	2,478,616
0.63%, 12/15/16	14,403,000	14,397,368
3.25%, 12/31/16	15,184,000	15,950,321
0.75%, 01/15/17	14,260,000	14,271,137
4.63%, 02/15/17	13,076,000	14,147,617
3.00%, 02/28/17	11,560,000	12,115,423
1.00%, 03/31/17	20,720,000	20,809,034
3.25%, 03/31/17	12,401,000	13,081,120
3.13%, 04/30/17	17,365,000	18,292,951
4.50%, 05/15/17	9,924,000	10,776,849
0.63%, 05/31/17	20,156,000	20,042,623
2.75%, 05/31/17	18,080,000	18,904,900
0.75%, 06/30/17	9,217,000	9,183,155
0.88%, 07/15/17	12,564,000	12,550,255
0.50%, 07/31/17	6,880,000	6,802,600
2.38%, 07/31/17	7,205,000	7,467,305
0.63%, 08/31/17	13,880,000	13,748,792
1.88%, 08/31/17	1,195,000	1,222,541
1.00%, 09/15/17	960,000	960,600
0.63%, 09/30/17	10,219,000	10,110,423
1.88%, 09/30/17	9,749,000	9,977,497
0.88%, 10/15/17	12,396,000	12,349,515
0.75%, 10/31/17	345,000	342,278
1.88%, 10/31/17	345,000	353,140
0.88%, 11/15/17	12,396,000	12,337,888
0.63%, 11/30/17	15,040,000	14,848,481
2.25%, 11/30/17	4,480,000	4,633,301
0.75%, 12/31/17	14,000,000	13,853,434
2.75%, 12/31/17	14,000,000	14,675,934

Total U.S. Government Securities
(Cost $698,501,626)		698,958,417

	Number	Value
Security	of Shares	($)

Other Investment Company 0.4% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (a)	2,700,636	2,700,636

Total Other Investment Company
(Cost $2,700,636)		2,700,636

End of Investments

22 See financial notes

 Schwab Short-Term U.S. Treasury ETF

Portfolio Holdings continued

At 12/31/14, the tax basis cost of the fund’s investments was $701,202,262 and the unrealized appreciation and depreciation were $635,296 and ($178,505), respectively, with a net unrealized appreciation of $456,791.

(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

U.S. Government Securities[1]	$—	$698,958,417	$—	$698,958,417
Other Investment Company[1]	2,700,636	—	—	2,700,636

Total	$2,700,636	$698,958,417	$—	$701,659,053

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

See financial notes 23

 Schwab Short-Term U.S. Treasury ETF

Statement of
Assets and Liabilities
As of December 31, 2014

Assets

Investments, at value (cost $701,202,262)		$701,659,053
Receivables:
Investments sold		42,910,940
Fund shares sold		20,217,187
Interest	+	2,434,590

Total assets		767,221,770

Liabilities

Payables:
Investments bought		64,213,346
Investment adviser fees		13,477
Distributions to shareholders	+	344,250

Total liabilities		64,571,073

Net Assets

Total assets		767,221,770
Total liabilities	—	64,571,073

Net assets		$702,650,697

Net Assets by Source
Capital received from investors		702,462,686
Net investment income not yet distributed		2,592
Net realized capital losses		(271,372)
Net unrealized capital appreciation		456,791

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$702,650,697		13,900,000		$50.55

24 See financial notes

 Schwab Short-Term U.S. Treasury ETF

Statement of
Operations
For the period January 1, 2014 through December 31, 2014

Investment Income

Interest		$3,163,932
Securities on loan	+	405

Total investment income		3,164,337

Expenses

Investment adviser fees		445,410

Total expenses	−	445,410

Net investment income		2,718,927

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(17,907)
Net realized gains on in-kind redemptions	+	113,113

Net realized gains		95,206
Net change in unrealized appreciation (depreciation) on investments	+	(1,834)

Net realized and unrealized gains		93,372

Increase in net assets resulting from operations		$2,812,299

See financial notes 25

 Schwab Short-Term U.S. Treasury ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/14-12/31/14			1/1/13-12/31/13
Net investment income		$2,718,927	$1,047,068
Net realized gains		95,206	111,244
Net change in unrealized appreciation (depreciation)	+	(1,834)	(9,551)

Increase in net assets resulting from operations		2,812,299	1,148,761

Distributions to Shareholders

Distributions from net investment income		($2,716,335)	($1,047,550)

Transactions in Fund Shares

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,100,000	$308,679,042	6,150,000	$310,518,979
Shares redeemed	+	(1,000,000)	(50,621,716)	(2,300,001)	(116,227,732)

Net transactions in fund shares		5,100,000	$258,057,326	3,849,999	$194,291,247

Shares Outstanding and Net Assets

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,800,000	$444,497,407	4,950,001	$250,104,949
Total increase	+	5,100,000	258,153,290	3,849,999	194,392,458

End of period		13,900,000	$702,650,697	8,800,000	$444,497,407

Net investment income not yet distributed			$2,592		$—

26 See financial notes

Schwab Intermediate-Term U.S. Treasury ETF™

Financial Statements

Financial Highlights

	1/1/14–	1/1/13–	1/1/12–	1/1/11–	8/4/10[1]–
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	52.08	54.18	53.39	49.31	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.77	0.56	0.58	0.82	0.28
Net realized and unrealized gains (losses)	1.44	(2.10)	0.79	4.08	(0.69)

Total from investment operations	2.21	(1.54)	1.37	4.90	(0.41)
Less distributions:
Distributions from net investment income	(0.77)	(0.56)	(0.58)	(0.82)	(0.28)

Net asset value at end of period	53.52	52.08	54.18	53.39	49.31

Total return (%)	4.27	(2.86)	2.57	10.02	(0.83)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.10	0.10	0.11 [3]	0.12	0.12 [4]
Net investment income (loss)	1.43	1.06	1.07	1.62	1.58 [4]
Portfolio turnover rate[5]	49	54	47	46	20 [2]
Net assets, end of period ($ x 1,000)	254,226	236,969	216,733	117,452	34,517

1 Commencement of operations.
2 Not annualized.
3 Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 27

 Schwab Intermediate-Term U.S. Treasury ETF

Portfolio Holdings as of December 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.csimfunds.com/schwabetfs_prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.4%	U.S. Government Securities	252,160,134	252,861,050
0.1%	Other Investment Company	136,324	136,324

99.5%	Total Investments	252,296,458	252,997,374
0.5%	Other Assets and Liabilities, Net		1,228,556

100.0%	Net Assets		254,225,930

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.4% of net assets

U.S. Treasury Obligations 99.4%

U.S. Treasury Bonds
8.50%, 02/15/20	743,000	993,240
8.75%, 05/15/20	549,000	748,227
8.75%, 08/15/20	2,492,000	3,425,331

U.S. Treasury Notes
3.50%, 02/15/18	3,199,000	3,428,429
0.75%, 02/28/18	1,137,000	1,121,455
2.75%, 02/28/18	1,466,000	1,536,551
2.88%, 03/31/18	2,935,000	3,087,940
0.63%, 04/30/18	1,184,000	1,160,043
1.38%, 06/30/18	2,016,000	2,020,095
1.38%, 07/31/18	6,198,000	6,204,781
4.00%, 08/15/18	10,301,000	11,297,302
1.50%, 08/31/18	5,767,000	5,795,385
1.38%, 09/30/18	5,882,000	5,876,947
1.25%, 10/31/18	4,077,000	4,050,883
3.75%, 11/15/18	4,772,000	5,199,242
1.25%, 11/30/18	3,343,000	3,319,756
1.38%, 12/31/18	5,570,000	5,548,678
1.25%, 01/31/19	3,306,000	3,274,491
2.75%, 02/15/19	2,308,000	2,428,268
1.38%, 02/28/19	3,779,000	3,758,926
1.50%, 02/28/19	2,910,000	2,912,273
1.25%, 04/30/19	2,502,000	2,473,072
3.13%, 05/15/19	4,066,000	4,334,738
1.50%, 05/31/19	1,253,000	1,249,965
1.00%, 06/30/19	2,157,000	2,105,098
1.63%, 06/30/19	1,260,000	1,263,248
1.63%, 07/31/19	3,718,000	3,724,101
3.63%, 08/15/19	4,877,000	5,320,885
1.00%, 09/30/19	4,393,000	4,272,535
3.38%, 11/15/19	3,649,000	3,953,465
1.00%, 11/30/19	2,627,000	2,548,190
1.50%, 11/30/19	2,100,000	2,086,875
1.13%, 12/31/19	2,937,000	2,864,491
3.63%, 02/15/20	7,113,000	7,799,291
1.25%, 02/29/20	5,519,000	5,401,721
1.13%, 04/30/20	872,000	846,112
3.50%, 05/15/20	3,609,000	3,937,477
1.38%, 05/31/20	5,219,000	5,122,365
2.63%, 08/15/20	6,119,000	6,390,531
2.00%, 09/30/20	2,284,000	2,307,196
1.75%, 10/31/20	2,324,000	2,313,833
2.63%, 11/15/20	5,074,000	5,296,779
2.00%, 11/30/20	2,628,000	2,651,200
2.38%, 12/31/20	2,542,000	2,617,467
2.13%, 01/31/21	5,612,000	5,696,618
3.63%, 02/15/21	4,639,000	5,110,513
2.00%, 02/28/21	2,016,000	2,030,017
2.25%, 04/30/21	2,815,000	2,873,059
3.13%, 05/15/21	4,668,000	5,009,712
2.00%, 05/31/21	4,959,000	4,984,182
2.13%, 06/30/21	2,007,000	2,031,461
2.25%, 07/31/21	2,400,000	2,447,813
2.13%, 08/15/21	3,775,000	3,819,828
2.00%, 10/31/21	2,000,000	2,005,312
1.88%, 11/30/21	3,569,000	3,548,646
2.00%, 02/15/22	1,609,000	1,613,148
1.75%, 05/15/22	5,058,000	4,972,646
1.63%, 08/15/22	4,363,000	4,244,038
1.63%, 11/15/22	1,309,000	1,269,934
2.00%, 02/15/23	11,035,000	10,994,480
1.75%, 05/15/23	4,062,000	3,955,373
2.50%, 08/15/23	4,012,000	4,141,138
2.75%, 11/15/23	5,414,000	5,699,924
2.75%, 02/15/24	7,871,000	8,283,000
2.38%, 08/15/24	5,553,000	5,656,252
2.25%, 11/15/24	4,375,000	4,405,078

Total U.S. Government Securities
(Cost $252,160,134)		252,861,050

	Number	Value
Security	of Shares	($)

Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (a)	136,324	136,324

Total Other Investment Company
(Cost $136,324)		136,324

End of Investments

28 See financial notes

 Schwab Intermediate-Term U.S. Treasury ETF

Portfolio Holdings continued

At 12/31/14, the tax basis cost of the fund’s investments was $252,296,458 and the unrealized appreciation and depreciation were $1,672,191 and ($971,275), respectively, with a net unrealized appreciation of $700,916.

(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

U.S. Government Securities[1]	$—	$252,861,050	$—	$252,861,050
Other Investment Company[1]	136,324	—	—	136,324

Total	$136,324	$252,861,050	$—	$252,997,374

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

See financial notes 29

 Schwab Intermediate-Term U.S. Treasury ETF

Statement of
Assets and Liabilities
As of December 31, 2014

Assets

Investments, at value (cost $252,296,458)		$252,997,374
Receivables:
Investments sold		5,816,497
Interest	+	1,518,482

Total assets		260,332,353

Liabilities

Payables:
Investments bought		5,715,423
Investment adviser fees		6,250
Distributions to shareholders	+	384,750

Total liabilities		6,106,423

Net Assets

Total assets		260,332,353
Total liabilities	—	6,106,423

Net assets		$254,225,930

Net Assets by Source
Capital received from investors		255,874,302
Net realized capital losses		(2,349,288)
Net unrealized capital appreciation		700,916

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$254,225,930		4,750,000		$53.52

30 See financial notes

 Schwab Intermediate-Term U.S. Treasury ETF

Statement of
Operations
For the period January 1, 2014 through December 31, 2014

Investment Income

Interest		$3,781,914
Securities on loan	+	672

Total investment income		3,782,586

Expenses

Investment adviser fees		247,246

Total expenses	−	247,246

Net investment income		3,535,340

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(866,725)
Net realized gains on in-kind redemptions	+	147,758

Net realized losses		(718,967)
Net change in unrealized appreciation (depreciation) on investments	+	6,947,634

Net realized and unrealized gains		6,228,667

Increase in net assets resulting from operations		$9,764,007

See financial notes 31

 Schwab Intermediate-Term U.S. Treasury ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/14-12/31/14			1/1/13-12/31/13
Net investment income		$3,535,340	$2,468,945
Net realized gains (losses)		(718,967)	377,705
Net change in unrealized appreciation (depreciation)	+	6,947,634	(8,098,401)

Increase (Decrease) in net assets resulting from operations		9,764,007	(5,251,751)

Distributions to Shareholders

Distributions from net investment income		($3,544,920)	($2,468,175)

Transactions in Fund Shares

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,300,000	$175,168,419	4,050,000	$214,004,441
Shares redeemed	+	(3,100,000)	(164,130,182)	(3,500,001)	(186,048,570)

Net transactions in fund shares		200,000	$11,038,237	549,999	$27,955,871

Shares Outstanding and Net Assets

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,550,000	$236,968,606	4,000,001	$216,732,661
Total increase	+	200,000	17,257,324	549,999	20,235,945

End of period		4,750,000	$254,225,930	4,550,000	$236,968,606

Net investment income not yet distributed			$—		$770

32 See financial notes

Schwab U.S. Aggregate Bond ETF™

Financial Statements

Financial Highlights

	1/1/14–	1/1/13–	1/1/12–	7/13/11[1]–
	12/31/14	12/31/13	12/31/12	12/31/11

Per-Share Data ($)

Net asset value at beginning of period	50.28	52.43	51.50	50.00

Income (loss) from investment operations:
Net investment income (loss)	1.00	0.83	0.84	0.37
Net realized and unrealized gains (losses)	1.98	(1.97)	1.16	1.52

Total from investment operations	2.98	(1.14)	2.00	1.89
Less distributions:
Distributions from net investment income	(1.06)	(1.01)	(1.07)	(0.39)

Net asset value at end of period	52.20	50.28	52.43	51.50

Total return (%)	5.97	(2.19)	3.90	3.79	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.05	0.06 [3]	0.08 [4]	0.10	[5]
Net investment income (loss)	1.96	1.59	1.52	1.67	[5]
Portfolio turnover rate[6,7]	74	152	151	446	[2]
Net assets, end of period ($ x 1,000)	1,226,778	497,801	387,954	164,804

1 Commencement of operations.
2 Not annualized.
3 The expense ratio would have been 0.05%, if interest expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred. (See financial note 2f)
4 Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
5 Annualized.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
7 Includes to-be-announced (TBA) transactions. (See financial note 2)

See financial notes 33

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings as of December 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.csimfunds.com/schwabetfs_prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

0.5%		Asset-Backed Obligations	6,597,925	6,588,469
2.0%		Commercial Mortgage-Backed Securities	24,482,069	24,595,636
23.1%		Corporate Bonds	279,465,191	283,183,779
5.2%		Foreign Securities	63,430,111	63,807,767
28.7%		Mortgage-Backed Securities	346,953,806	352,263,556
1.0%		Municipal Bonds	11,882,579	12,374,538
39.0%		U.S. Government and Government Agencies	472,821,827	478,431,524
0.9%		Other Investment Company	11,338,872	11,338,872
4.2%		Short-Term Investments	50,999,020	50,999,876

104.6%		Total Investments	1,267,971,400	1,283,584,017
(4	.6)%	Other Assets and Liabilities, Net		(56,806,023)

100.0%		Net Assets		1,226,777,994

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Asset-Backed Obligations 0.5% of net assets

American Express Credit Account Master Trust
Series 2014-3 Class A
1.49%, 04/15/20 (b)	326,000	326,489
Capital One Multi-Asset Execution Trust
Series 2007-A7 Class A7
5.75%, 07/15/20 (b)	250,000	278,301
Chase Issuance Trust
Series 2012-A3 Class A3
0.79%, 06/15/17 (b)	300,000	300,426
Series 2007-A3 Class A3
5.23%, 04/15/19 (b)	100,000	108,476
Series 2012-A4 Class A4
1.58%, 08/16/21 (b)	300,000	293,916
Series 2014-A2 Class A2
2.77%, 03/15/23 (b)	200,000	203,762
Citibank Credit Card Issuance Trust
Series 2005-A2 Class A2
4.85%, 03/10/17 (b)	100,000	100,845
Series 2003-A7 Class A7
4.15%, 07/07/17 (b)	100,000	101,897
Series 2006-A3 Class A3
5.30%, 03/15/18 (b)	150,000	158,140
Series 2007-A8 Class A8
5.65%, 09/20/19 (b)	500,000	554,913
Series 2008-A1 Class A1
5.35%, 02/07/20 (b)	200,000	222,518
Series 2014-A8 Class A8
1.73%, 04/09/20 (b)	200,000	200,430
Series 2014-A1 Class A1
2.88%, 01/23/23 (b)	225,000	231,082
Discover Card Execution Note Trust
Series 2012-A6 Class A6
1.67%, 01/18/22 (b)	300,000	294,838
Ford Credit Auto Owner Trust
Series 2012-B Class A4
1.00%, 09/15/17 (b)	200,000	200,554
Series 2012-C Class A4
0.79%, 11/15/17 (b)	176,000	176,084
Series 2013-A Class A4
0.78%, 05/15/18 (b)	100,000	99,829
Series 2013-C Class A4
1.25%, 10/15/18 (b)	225,000	226,117
Honda Auto Receivables Owner Trust
Series 2012-4 Class A3
0.52%, 08/18/16 (b)	162,456	162,482
Series 2014-2 Class A4
1.18%, 05/18/20 (b)	200,000	199,298
Hyundai Auto Receivables Trust
Series 2013-A Class A4
0.75%, 09/17/18 (b)	470,000	469,357
Series 2013-C Class A4
1.55%, 03/15/19 (b)	150,000	150,719
Mercedes Benz Auto Lease Trust
Series 2013-B Class A4
0.76%, 07/15/19 (b)	200,000	200,050
Nissan Auto Receivables Owner Trust
Series 2012-A Class A3
0.73%, 05/16/16 (b)	23,069	23,085
Series 2013-A Class A4
0.75%, 07/15/19 (b)	200,000	199,591
Series 2013-B Class A4
1.31%, 10/15/19 (b)	100,000	100,037
Volkswagen Auto Loan Enhanced Trust
Series 2014-1 Class A3
0.91%, 10/22/18 (b)	300,000	298,750
Series 2012-2 Class A4
0.66%, 03/20/19 (b)	500,000	497,472
World Financial Network Credit Card Master Trust
Series 2013-A Class A
1.61%, 12/15/21 (b)	210,000	209,011

Total Asset-Backed Obligations
(Cost $6,597,925)		6,588,469

34 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Commercial Mortgage-Backed Securities 2.0% of net assets

Banc of America Commercial Mortgage Trust
Series 2007-2 Class A4
5.61%, 04/10/49 (a)(b)	500,000	535,618
Series 2007-4 Class A4
5.75%, 02/10/51 (a)(b)	171,063	186,647
Bear Stearns Commercial Mortgage Securities
Series 2006-T24 Class A4
5.54%, 10/12/41 (b)	786,345	830,091
Series 2007-T28 Class A4
5.74%, 09/11/42 (a)(b)	1,590,000	1,740,435
Series 2007-T26 Class A4
5.47%, 01/12/45 (a)(b)	875,569	938,639
Series 2007-PW17 Class A4
5.69%, 06/11/50 (a)(b)	300,000	325,720
Citigroup Commercial Mortgage Trust
Series 2013-GC17 Class A4
4.13%, 11/10/46 (b)	750,000	816,604
Series 2014-GC19 Class A2
2.79%, 03/10/47 (b)	130,000	133,163
Series 2014-GC23 Class A2
2.85%, 07/10/47 (b)	570,000	584,562
COMM 2012-CCRE4 Mortgage Trust
Series 2012-CR4 Class A3
2.85%, 10/15/45 (b)	300,000	301,011
COMM 2013-LC6 Mortgage Trust
Series 2013-LC6 Class A2
1.91%, 01/10/46 (b)	150,000	150,593
COMM 2014-CCRE14 Mortgage Trust
Series 2014-CR14 Class A3
3.96%, 02/10/47 (b)	240,000	257,156
COMM 2014-CCRE16 Mortgage Trust
Series 2014-CR16 Class ASB
3.65%, 04/10/47 (b)	630,000	663,461
Commercial Mortgage Loan Trust 2008-LS1
Series 2008-LS1 Class A4B
6.04%, 12/10/49 (a)(b)	465,974	501,524
Fannie Mae
Series 2013-M12 Class A
1.53%, 10/25/17 (b)	282,503	284,216
Series 2009-M1 Class A2
4.29%, 07/25/19 (b)	191,982	209,401
Series 2010-M3 Class A3
4.33%, 03/25/20 (a)(b)	205,000	225,567
Series 2014-M6 Class A2
2.68%, 05/25/21 (b)	650,000	661,118
Series 2011-M5 Class A2
2.94%, 07/25/21 (b)	550,000	567,642
Freddie Mac
Series K704 Class A2
2.41%, 08/25/18 (b)	70,000	71,758
Series K705 Class A2
2.30%, 09/25/18 (b)	200,000	204,146
Series K708 Class A2
2.13%, 01/25/19 (b)	305,000	308,713
Series K710 Class A2
1.88%, 05/25/19 (b)	120,000	120,099
Series K014 Class A1
2.79%, 10/25/20 (b)	643,013	665,637
Series K714 Class A2
3.03%, 10/25/20 (b)	365,000	381,811
Series K010 Class A2
4.33%, 10/25/20 (b)	105,000	116,514
Series K012 Class A2
4.19%, 12/25/20 (a)(b)	130,000	143,506
Series K013 Class A2
3.97%, 01/25/21 (a)(b)	50,000	54,627
Series K014 Class A2
3.87%, 04/25/21 (b)	165,000	179,814
Series K017 Class A2
2.87%, 12/25/21 (b)	100,000	103,190
Series K025 Class A2
2.68%, 10/25/22 (b)	200,000	202,327
Series K026 Class A2
2.51%, 11/25/22 (b)	1,100,000	1,099,173
Series K027 Class A2
2.64%, 01/25/23 (b)	220,000	221,316
Series K033 Class A1
2.87%, 02/25/23 (b)	144,241	149,311
Series K029 Class A2
3.32%, 02/25/23 (a)(b)	375,000	395,414
Series K033 Class A2
3.06%, 07/25/23 (b)	240,000	248,217
Series K035 Class A2
3.46%, 08/25/23 (a)(b)	450,000	478,887
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9 Class A4
5.44%, 03/10/39 (b)	415,000	443,115
GS Mortgage Securities Trust
Series 2011-GC5 Class A4
3.71%, 08/10/44 (b)	233,000	247,023
Series 2013-GC12 Class A4
3.14%, 06/10/46 (a)(b)	195,000	197,920
Series 2013-GC16 Class A2
3.03%, 11/10/46 (b)	400,000	415,442
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C6 Class A3
3.51%, 05/15/45 (b)	400,000	418,845
Series 2012-CBX Class A3
3.14%, 06/15/45 (b)	187,937	194,394
Series 2012-CBX Class A4
3.48%, 06/15/45 (b)	250,000	262,532
Series 2013-C14 Class A2
3.02%, 08/15/46 (b)	1,000,000	1,037,013
Series 2011-C5 Class A3
4.17%, 08/15/46 (b)	400,000	433,149
Series 2013-C16 Class A2
3.07%, 12/15/46 (b)	273,916	284,174
Series 2007-CB18 Class A4
5.44%, 06/12/47 (b)	385,288	410,062
Series 2007-CB20 Class A4
5.79%, 02/12/51 (a)(b)	250,000	271,201
Merrill Lynch Mortgage Trust
Series 2008-C1 Class A4
5.69%, 02/12/51 (b)	150,270	163,668
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13 Class A2
2.94%, 11/15/46 (b)	280,000	288,533
Series 2014-C14 Class A3
3.67%, 02/15/47 (b)	855,000	898,126

See financial notes 35

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Series 2014-C16 Class A5
3.89%, 06/15/47 (b)	200,000	213,610
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
2.85%, 12/10/45 (b)	500,000	499,543
Wachovia Bank Commercial Mortgage Trust
Series 2006-C23 Class A5
5.42%, 01/15/45 (a)(b)	400,000	414,634
Series 2006-C29 Class A4
5.31%, 11/15/48 (b)	194,652	206,462
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(b)	500,000	547,516
Series 2013-C12 Class A4
3.20%, 03/15/48 (b)	145,000	148,560
WFRBS Commercial Mortgage Trust
Series 2013-C11 Class A2
2.03%, 03/15/45 (b)	600,000	605,431
Series 2013-C14 Class A5
3.34%, 06/15/46 (b)	100,000	103,340
Series 2013-C15 Class A4
4.15%, 08/15/46 (a)(b)	255,000	278,501
Series 2013-C12 Class A2
2.07%, 03/15/48 (b)	550,000	555,214

Total Commercial Mortgage-Backed Securities
(Cost $24,482,069)		24,595,636

Corporate Bonds 23.1% of net assets

Finance 7.5%

Banking 5.0%
Abbey National Treasury Services PLC
4.00%, 04/27/16	100,000	103,658
3.05%, 08/23/18	300,000	310,862
American Express Co.
7.00%, 03/19/18	250,000	289,450
8.13%, 05/20/19	250,000	309,551
American Express Credit Corp.
2.80%, 09/19/16	500,000	514,920
2.38%, 03/24/17	300,000	306,960
Bank of America Corp.
6.05%, 05/16/16	600,000	635,565
6.50%, 08/01/16	200,000	215,546
5.75%, 08/15/16	100,000	106,500
5.42%, 03/15/17	1,000,000	1,072,705
6.88%, 04/25/18	300,000	344,833
5.65%, 05/01/18	800,000	889,458
2.65%, 04/01/19	1,500,000	1,512,508
5.63%, 07/01/20	500,000	569,975
5.88%, 01/05/21	300,000	348,289
5.00%, 05/13/21	500,000	558,693
3.30%, 01/11/23	800,000	800,902
4.00%, 04/01/24	750,000	781,823
6.22%, 09/15/26	150,000	177,927
7.75%, 05/14/38	250,000	354,198
5.88%, 02/07/42	500,000	628,023
4.88%, 04/01/44	650,000	721,025
Bank of Montreal
2.50%, 01/11/17	500,000	512,332
2.38%, 01/25/19 (b)	600,000	606,350
Bank of New York Mellon Corp.
2.50%, 01/15/16	250,000	254,828
2.30%, 07/28/16	100,000	102,226
Bank of Nova Scotia
1.38%, 07/15/16	200,000	201,414
2.05%, 10/30/18	250,000	250,535
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.35%, 02/23/17	100,000	101,741
Barclays Bank PLC
5.00%, 09/22/16	100,000	106,604
5.14%, 10/14/20	200,000	215,367
BB&T Corp.
3.20%, 03/15/16 (b)	500,000	511,652
3.95%, 03/22/22 (b)	100,000	105,404
BNP Paribas S.A.
3.60%, 02/23/16	250,000	257,038
5.00%, 01/15/21	200,000	226,502
3.25%, 03/03/23	350,000	357,457
BPCE S.A.
4.00%, 04/15/24	1,000,000	1,047,166
Capital One Bank USA NA
3.38%, 02/15/23	750,000	747,144
Capital One Financial Corp.
3.15%, 07/15/16	650,000	668,740
4.75%, 07/15/21	250,000	275,924
Capital One NA
2.40%, 09/05/19 (b)	250,000	249,053
Citigroup, Inc.
3.95%, 06/15/16	1,050,000	1,090,358
1.70%, 07/25/16	150,000	151,085
4.45%, 01/10/17	1,000,000	1,057,594
4.05%, 07/30/22	500,000	518,172
5.50%, 09/13/25	500,000	554,387
5.85%, 12/11/34	500,000	609,049
6.68%, 09/13/43	250,000	324,441
Credit Suisse USA, Inc.
4.38%, 08/05/20	400,000	434,153
3.63%, 09/09/24	300,000	305,544
Deutsche Bank AG
1.35%, 05/30/17	100,000	99,216
3.70%, 05/30/24	200,000	203,355
Fifth Third Bancorp
5.45%, 01/15/17	600,000	644,180
First Tennessee Bank NA
2.95%, 12/01/19 (b)	250,000	249,527
Goldman Sachs Group, Inc.
3.63%, 02/07/16	500,000	513,166
5.75%, 10/01/16	500,000	536,742
5.63%, 01/15/17	750,000	804,680
5.95%, 01/18/18	600,000	667,048
2.38%, 01/22/18	1,000,000	1,010,542
6.15%, 04/01/18	500,000	561,460
2.63%, 01/31/19	750,000	755,014
5.38%, 03/15/20	250,000	280,367
5.25%, 07/27/21	450,000	508,325
5.75%, 01/24/22	100,000	115,781
3.63%, 01/22/23	500,000	507,190
3.85%, 07/08/24 (b)	650,000	667,415
6.75%, 10/01/37	100,000	125,979
4.80%, 07/08/44 (b)	500,000	537,693
HSBC Holdings PLC
5.10%, 04/05/21	850,000	962,140

36 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
6.50%, 09/15/37	200,000	257,822
HSBC USA, Inc.
5.00%, 09/27/20	400,000	438,901
JPMorgan Chase & Co.
2.60%, 01/15/16	1,000,000	1,017,397
6.00%, 01/15/18	1,750,000	1,958,789
6.30%, 04/23/19 (h)	1,000,000	1,162,242
3.38%, 05/01/23	250,000	247,595
3.88%, 09/10/24	350,000	350,719
6.40%, 05/15/38	300,000	393,288
5.40%, 01/06/42 (h)	600,000	707,981
KeyBank NA
1.10%, 11/25/16 (b)	100,000	99,871
Lloyds Bank PLC
4.88%, 01/21/16	550,000	572,281
4.20%, 03/28/17	200,000	211,629
2.30%, 11/27/18	250,000	252,596
6.38%, 01/21/21	500,000	601,770
Manufacturers & Traders Trust Co.
5.63%, 12/01/21 (a)(b)	250,000	261,545
Morgan Stanley
5.45%, 01/09/17	1,050,000	1,127,939
5.95%, 12/28/17	750,000	833,938
6.63%, 04/01/18	200,000	227,975
7.30%, 05/13/19 (h)	200,000	237,455
2.38%, 07/23/19	1,000,000	996,952
5.63%, 09/23/19	750,000	847,482
3.75%, 02/25/23	1,000,000	1,027,615
4.10%, 05/22/23	250,000	253,377
5.00%, 11/24/25	500,000	534,233
6.25%, 08/09/26	150,000	181,228
7.25%, 04/01/32 (h)	100,000	137,278
6.38%, 07/24/42	400,000	533,185
National Australia Bank Ltd.
3.00%, 01/20/23	250,000	249,526
PNC Bank NA
2.95%, 01/30/23 (b)	250,000	244,732
PNC Financial Services Group, Inc.
3.90%, 04/29/24 (b)	500,000	509,166
PNC Funding Corp.
5.63%, 02/01/17	300,000	323,930
Rabobank Nederland
4.63%, 12/01/23	450,000	478,195
Regions Financial Corp.
2.00%, 05/15/18 (b)	1,000,000	990,988
Royal Bank of Canada
2.20%, 07/27/18	750,000	758,971
1.20%, 09/19/18	250,000	248,737
2.15%, 03/15/19	750,000	754,225
Royal Bank of Scotland Group PLC
4.38%, 03/16/16	350,000	361,958
6.40%, 10/21/19	200,000	232,542
Santander Holdings USA, Inc.
4.63%, 04/19/16	50,000	52,101
Sumitomo Mitsui Banking Corp.
1.80%, 07/18/17	500,000	501,037
Svenska Handelsbanken AB
2.88%, 04/04/17	250,000	258,534
Toronto-Dominion Bank
2.13%, 07/02/19	750,000	747,275
UBS AG
5.88%, 12/20/17	600,000	670,414
5.75%, 04/25/18	500,000	562,898
2.38%, 08/14/19	1,000,000	1,000,592
4.88%, 08/04/20	300,000	334,061
US Bancorp
3.00%, 03/15/22 (b)	100,000	101,158
Wachovia Corp.
5.75%, 02/01/18	500,000	560,289
5.50%, 08/01/35	250,000	294,442
Wells Fargo & Co.
3.68%, 06/15/16 (a)	350,000	363,182
1.40%, 09/08/17	500,000	499,790
5.63%, 12/11/17	150,000	166,915
2.13%, 04/22/19	500,000	500,380
3.45%, 02/13/23	250,000	253,641
5.38%, 02/07/35	500,000	601,211
5.38%, 11/02/43	175,000	199,872
Westpac Banking Corp.
4.88%, 11/19/19	400,000	446,794

		61,886,090

Brokerage 0.2%
BlackRock, Inc.
5.00%, 12/10/19	150,000	169,774
3.50%, 03/18/24	1,000,000	1,031,866
Jefferies Group LLC
5.13%, 01/20/23	200,000	203,637
6.25%, 01/15/36	150,000	148,166
Nomura Holdings, Inc.
2.75%, 03/19/19	300,000	303,586
6.70%, 03/04/20 (h)	250,000	295,898

		2,152,927

Finance Company 0.6%
Air Lease Corp.
3.38%, 01/15/19 (b)	200,000	203,500
American Express Co.
6.80%, 09/01/66 (a)(b)	250,000	262,500
GATX Corp.
1.25%, 03/04/17	100,000	99,082
5.20%, 03/15/44 (b)	200,000	218,979
General Electric Capital Corp.
5.00%, 01/08/16	275,000	286,587
1.50%, 07/12/16	250,000	252,680
1.63%, 04/02/18	500,000	501,159
6.00%, 08/07/19	350,000	407,526
4.38%, 09/16/20	300,000	328,988
4.63%, 01/07/21	250,000	279,016
4.65%, 10/17/21	250,000	282,197
3.10%, 01/09/23	200,000	202,713
6.75%, 03/15/32	500,000	684,864
6.15%, 08/07/37	150,000	196,311
5.88%, 01/14/38	450,000	570,591
6.88%, 01/10/39	100,000	141,935
6.38%, 11/15/67 (a)(b)	250,000	268,750
HSBC Finance Corp.
5.50%, 01/19/16	100,000	104,577
6.68%, 01/15/21	350,000	415,786
Synchrony Financial
3.75%, 08/15/21 (b)	900,000	920,126
4.25%, 08/15/24 (b)	250,000	256,828

		6,884,695

See financial notes 37

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Insurance 1.1%
ACE INA Holdings, Inc.
2.70%, 03/13/23	150,000	145,912
Aetna, Inc.
3.95%, 09/01/20	100,000	105,726
Aflac, Inc.
2.65%, 02/15/17	300,000	308,832
3.63%, 06/15/23	500,000	513,037
3.63%, 11/15/24	500,000	510,859
Allstate Corp.
4.50%, 06/15/43	300,000	332,383
American International Group, Inc.
5.60%, 10/18/16	350,000	376,263
5.85%, 01/16/18	700,000	783,219
6.40%, 12/15/20	117,000	139,695
Aon Corp.
8.21%, 01/01/27	100,000	131,042
Assurant, Inc.
2.50%, 03/15/18	400,000	404,155
6.75%, 02/15/34	400,000	494,210
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	300,000	330,272
5.75%, 01/15/40	100,000	128,436
Berkshire Hathaway, Inc.
1.90%, 01/31/17	400,000	405,978
Chubb Corp.
6.00%, 05/11/37	250,000	327,791
Cigna Corp.
2.75%, 11/15/16	100,000	102,734
4.00%, 02/15/22 (b)	150,000	158,295
5.88%, 03/15/41 (b)	250,000	313,543
5.38%, 02/15/42 (b)	300,000	356,114
CNA Financial Corp.
7.35%, 11/15/19	250,000	299,011
Hartford Financial Services Group, Inc.
5.38%, 03/15/17	200,000	216,153
5.13%, 04/15/22	750,000	844,361
5.95%, 10/15/36	300,000	371,189
6.10%, 10/01/41	350,000	438,742
4.30%, 04/15/43	200,000	205,950
Lincoln National Corp.
4.00%, 09/01/23	150,000	155,906
MetLife, Inc.
5.70%, 06/15/35	250,000	312,559
4.88%, 11/13/43	150,000	170,091
Prudential Financial, Inc.
6.00%, 12/01/17	300,000	336,055
4.50%, 11/16/21	300,000	327,537
5.63%, 06/15/43 (a)(b)	200,000	205,460
Travelers Cos., Inc.
5.90%, 06/02/19	160,000	185,283
6.25%, 06/15/37	250,000	333,223
UnitedHealth Group, Inc.
1.40%, 10/15/17	500,000	499,849
6.00%, 02/15/18	150,000	168,969
2.88%, 03/15/22 (b)	250,000	251,193
Unum Group
5.63%, 09/15/20	100,000	112,882
Voya Financial Inc
2.90%, 02/15/18	750,000	768,385
5.70%, 07/15/43	200,000	240,516
WellPoint, Inc.
2.25%, 08/15/19	500,000	495,526
3.50%, 08/15/24 (b)	250,000	252,313
5.85%, 01/15/36	250,000	308,401
4.65%, 08/15/44 (b)	250,000	265,846

		14,133,896

Other Financial 0.0%
CME Group, Inc.
3.00%, 09/15/22	200,000	203,596

		203,596

Real Estate Investment Trust 0.6%
Boston Properties LP
3.80%, 02/01/24 (b)	100,000	102,959
Brandywine Operating Partnership LP
3.95%, 02/15/23 (b)	750,000	757,643
Digital Realty Trust LP
5.88%, 02/01/20	250,000	279,929
5.25%, 03/15/21 (b)	250,000	274,169
Essex Portfolio LP
3.88%, 05/01/24 (b)	500,000	509,823
Federal Realty Investment Trust
4.50%, 12/01/44 (b)	350,000	365,757
HCP, Inc.
6.70%, 01/30/18	100,000	113,963
5.38%, 02/01/21 (b)	150,000	167,717
Health Care REIT, Inc.
4.13%, 04/01/19 (b)	500,000	532,193
4.50%, 01/15/24 (b)	400,000	424,362
Kilroy Realty LP
3.80%, 01/15/23 (b)	250,000	253,390
4.25%, 08/15/29 (b)	200,000	200,557
Kimco Realty Corp.
3.20%, 05/01/21 (b)	100,000	101,498
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (b)	100,000	104,564
Prologis LP
2.75%, 02/15/19 (b)	300,000	304,571
4.25%, 08/15/23 (b)	300,000	317,549
Realty Income Corp.
3.88%, 07/15/24 (b)	150,000	152,948
Regency Centers LP
5.88%, 06/15/17	750,000	825,433
Simon Property Group LP
2.15%, 09/15/17 (b)	500,000	508,779
6.13%, 05/30/18	150,000	170,847
5.65%, 02/01/20 (b)	102,000	117,207
Ventas Realty LP
4.25%, 03/01/22 (b)	200,000	210,458
3.25%, 08/15/22 (b)	250,000	247,115

		7,043,431

		92,304,635

Industrial 13.8%

Basic Industry 1.2%
Agrium, Inc.
6.75%, 01/15/19	250,000	288,279
5.25%, 01/15/45 (b)	250,000	271,085
Air Products & Chemicals, Inc.
4.38%, 08/21/19	125,000	136,373

38 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Airgas, Inc.
1.65%, 02/15/18 (b)	350,000	345,630
3.65%, 07/15/24 (b)	800,000	819,087
Barrick Gold Corp.
6.95%, 04/01/19	850,000	968,804
4.10%, 05/01/23	150,000	146,234
Barrick North America Finance LLC
4.40%, 05/30/21	500,000	505,575
5.70%, 05/30/41	250,000	246,276
5.75%, 05/01/43	300,000	298,702
BHP Billiton Finance USA Ltd.
3.25%, 11/21/21	100,000	103,435
5.00%, 09/30/43	300,000	341,422
CF Industries, Inc.
7.13%, 05/01/20	100,000	119,271
Domtar Corp.
10.75%, 06/01/17	350,000	416,227
Dow Chemical Co.
2.50%, 02/15/16	400,000	407,120
8.55%, 05/15/19	225,000	279,993
3.00%, 11/15/22 (b)	250,000	244,689
4.25%, 10/01/34 (b)	200,000	197,079
5.25%, 11/15/41 (b)	200,000	216,496
Eastman Chemical Co.
2.70%, 01/15/20 (b)	350,000	352,392
3.60%, 08/15/22 (b)	100,000	101,431
EI du Pont de Nemours & Co.
5.75%, 03/15/19	200,000	228,800
Glencore Canada Corp.
6.20%, 06/15/35	300,000	317,192
Goldcorp, Inc.
2.13%, 03/15/18	500,000	494,560
3.63%, 06/09/21 (b)	200,000	200,607
3.70%, 03/15/23 (b)	300,000	292,987
5.45%, 06/09/44 (b)	200,000	201,588
International Paper Co.
7.50%, 08/15/21 (h)	250,000	312,062
4.75%, 02/15/22 (b)	250,000	273,149
Kinross Gold Corp.
5.13%, 09/01/21 (b)	250,000	239,329
5.95%, 03/15/24 (b)(c)	150,000	140,994
6.88%, 09/01/41 (b)	150,000	143,036
LYB International Finance BV
4.00%, 07/15/23	300,000	307,435
5.25%, 07/15/43	250,000	272,702
LyondellBasell Industries NV
5.00%, 04/15/19 (b)	650,000	709,683
Monsanto Co.
4.20%, 07/15/34 (b)	250,000	261,359
Mosaic Co.
4.25%, 11/15/23 (b)	250,000	264,287
Newmont Mining Corp.
3.50%, 03/15/22 (b)	150,000	141,094
6.25%, 10/01/39	150,000	152,633
Nucor Corp.
4.13%, 09/15/22 (b)	250,000	266,546
5.20%, 08/01/43 (b)	300,000	331,968
Packaging Corp. of America
3.90%, 06/15/22 (b)	100,000	102,725
3.65%, 09/15/24 (b)	300,000	295,915
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/01/36	100,000	123,820
Rio Tinto Finance USA Ltd.
6.50%, 07/15/18	100,000	114,577
Rio Tinto Finance USA PLC
3.50%, 03/22/22 (b)	100,000	100,130
4.75%, 03/22/42 (b)	100,000	102,772
Southern Copper Corp.
5.25%, 11/08/42	100,000	89,835
Teck Resources Ltd.
6.25%, 07/15/41 (b)	100,000	92,471
Vale Overseas Ltd.
6.25%, 01/23/17	100,000	106,764
4.38%, 01/11/22	750,000	722,632
6.88%, 11/21/36	100,000	105,919
Vale S.A.
5.63%, 09/11/42	200,000	187,282
Valspar Corp.
4.20%, 01/15/22 (b)	100,000	107,191
Weyerhaeuser Co.
7.38%, 03/15/32	100,000	133,494

		14,743,138

Capital Goods 1.1%
ABB Finance USA, Inc.
1.63%, 05/08/17	100,000	100,387
2.88%, 05/08/22	100,000	100,665
Avery Dennison Corp.
5.38%, 04/15/20	105,000	114,504
Boeing Co.
3.75%, 11/20/16	500,000	526,490
0.95%, 05/15/18	250,000	244,652
4.88%, 02/15/20	250,000	282,142
Caterpillar Financial Services Corp.
1.25%, 11/06/17	400,000	398,382
7.15%, 02/15/19	250,000	299,347
Caterpillar, Inc.
5.70%, 08/15/16	200,000	215,843
6.05%, 08/15/36	150,000	195,476
CRH America, Inc.
6.00%, 09/30/16	100,000	107,676
Deere & Co.
2.60%, 06/08/22 (b)	200,000	197,085
5.38%, 10/16/29	150,000	182,249
Eaton Corp.
1.50%, 11/02/17	150,000	149,234
4.00%, 11/02/32	100,000	102,040
4.15%, 11/02/42	100,000	99,659
General Dynamics Corp.
1.00%, 11/15/17	300,000	297,182
General Electric Co.
5.25%, 12/06/17	700,000	776,837
2.70%, 10/09/22	100,000	100,215
3.38%, 03/11/24	600,000	621,051
4.13%, 10/09/42	200,000	207,907
4.50%, 03/11/44	400,000	441,541
Illinois Tool Works, Inc.
3.90%, 09/01/42 (b)	100,000	101,162
Ingersoll-Rand Luxembourg Finance S.A.
2.63%, 05/01/20 (b)	500,000	497,377
John Deere Capital Corp.
5.50%, 04/13/17	200,000	219,282
1.55%, 12/15/17	450,000	450,298
1.70%, 01/15/20	750,000	731,851

See financial notes 39

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
L-3 Communications Corp.
4.95%, 02/15/21 (b)	500,000	544,165
Lockheed Martin Corp.
4.25%, 11/15/19 (h)	250,000	272,810
3.35%, 09/15/21	100,000	103,742
Northrop Grumman Corp.
4.75%, 06/01/43	250,000	280,249
Owens Corning
4.20%, 12/15/22 (b)	500,000	508,269
Republic Services, Inc.
3.80%, 05/15/18	200,000	211,768
5.70%, 05/15/41 (b)	200,000	247,515
Textron, Inc.
5.95%, 09/21/21 (b)	200,000	231,981
3.88%, 03/01/25 (b)	250,000	250,952
United Technologies Corp.
1.80%, 06/01/17	400,000	405,467
5.38%, 12/15/17	300,000	333,733
6.13%, 02/01/19	400,000	464,833
3.10%, 06/01/22	100,000	102,201
6.13%, 07/15/38	150,000	198,559
4.50%, 06/01/42	900,000	983,887
Valmont Industries, Inc.
5.00%, 10/01/44 (b)	200,000	203,055
Waste Management, Inc.
2.90%, 09/15/22 (b)	400,000	396,477

		13,500,197

Communications 2.5%
21st Century Fox America, Inc.
6.90%, 03/01/19 (h)	180,000	212,443
4.00%, 10/01/23	400,000	425,496
6.15%, 03/01/37 (h)	200,000	251,488
6.15%, 02/15/41	350,000	447,038
America Movil S.A.B. de C.V.
2.38%, 09/08/16	200,000	202,994
3.13%, 07/16/22	200,000	197,828
4.38%, 07/16/42	150,000	144,450
American Tower Corp.
3.40%, 02/15/19	750,000	764,093
5.05%, 09/01/20	250,000	271,571
5.00%, 02/15/24	100,000	106,241
AT&T Mobility LLC
7.13%, 12/15/31	50,000	67,011
AT&T, Inc.
5.50%, 02/01/18	400,000	441,872
5.80%, 02/15/19	200,000	227,378
3.00%, 02/15/22	350,000	343,958
6.15%, 09/15/34	200,000	238,245
5.35%, 09/01/40	250,000	271,679
5.55%, 08/15/41	100,000	111,835
4.30%, 12/15/42 (b)	200,000	190,898
4.80%, 06/15/44 (b)	750,000	767,247
4.35%, 06/15/45 (b)	200,000	189,324
British Telecommunications PLC
1.63%, 06/28/16	500,000	503,785
CBS Corp.
5.50%, 05/15/33	300,000	342,127
4.90%, 08/15/44 (b)	400,000	407,767
CC Holdings GS V LLC
3.85%, 04/15/23	200,000	199,012
Comcast Corp.
5.90%, 03/15/16	350,000	371,176
5.15%, 03/01/20	250,000	283,454
3.38%, 02/15/25 (b)	100,000	102,379
4.25%, 01/15/33	200,000	212,459
6.95%, 08/15/37	200,000	282,708
4.65%, 07/15/42	500,000	549,452
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (a)	100,000	148,077
DIRECTV Holdings LLC
3.50%, 03/01/16	350,000	359,231
5.88%, 10/01/19	400,000	458,012
4.45%, 04/01/24 (b)	200,000	209,657
3.95%, 01/15/25 (b)	250,000	252,486
6.00%, 08/15/40 (b)	150,000	168,695
5.15%, 03/15/42	400,000	414,873
Discovery Communications LLC
5.05%, 06/01/20	500,000	549,967
Embarq Corp.
7.08%, 06/01/16	250,000	269,495
Grupo Televisa S.A.B.
6.00%, 05/15/18	200,000	223,152
5.00%, 05/13/45	150,000	153,336
NBCUniversal Media LLC
2.88%, 04/01/16	100,000	102,566
4.38%, 04/01/21 (h)	250,000	275,327
5.95%, 04/01/41	350,000	451,736
Omnicom Group, Inc.
3.65%, 11/01/24 (b)	250,000	250,629
Orange S.A.
2.75%, 02/06/19	250,000	254,889
5.38%, 01/13/42	250,000	285,260
Qwest Corp.
6.75%, 12/01/21	350,000	405,277
Rogers Communications, Inc.
3.00%, 03/15/23 (b)	250,000	242,566
TCI Communications, Inc.
7.13%, 02/15/28	300,000	404,495
Telefonica Emisiones S.A.U.
6.22%, 07/03/17	150,000	166,162
5.46%, 02/16/21	250,000	279,114
4.57%, 04/27/23	150,000	160,875
7.05%, 06/20/36	150,000	197,934
Telefonos de Mexico S.A.B. de C.V.
5.50%, 11/15/19	100,000	112,395
Time Warner Cable, Inc.
5.85%, 05/01/17	900,000	982,932
5.00%, 02/01/20	250,000	275,807
6.55%, 05/01/37	350,000	452,086
Time Warner Entertainment Co. LP
8.38%, 07/15/33	100,000	150,490
Time Warner, Inc.
5.88%, 11/15/16	250,000	271,109
2.10%, 06/01/19	750,000	739,675
4.75%, 03/29/21	300,000	327,857
7.63%, 04/15/31	100,000	139,778
7.70%, 05/01/32	200,000	283,335
6.50%, 11/15/36	250,000	319,065
Verizon Communications, Inc.
2.50%, 09/15/16	206,000	210,655
1.35%, 06/09/17	750,000	746,974
3.65%, 09/14/18	650,000	687,229
6.35%, 04/01/19	200,000	231,971
4.50%, 09/15/20	500,000	543,289

40 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
4.60%, 04/01/21	500,000	543,427
3.00%, 11/01/21 (b)	500,000	493,872
4.15%, 03/15/24 (b)	250,000	259,006
3.50%, 11/01/24 (b)	500,000	492,261
7.75%, 12/01/30	100,000	138,297
6.40%, 09/15/33	750,000	925,458
4.40%, 11/01/34 (b)	1,000,000	997,247
5.85%, 09/15/35	200,000	235,479
6.40%, 02/15/38	300,000	371,376
6.55%, 09/15/43	500,000	641,512
Verizon Florida LLC
Series E
6.86%, 02/01/28	300,000	362,770
Viacom, Inc.
2.50%, 12/15/16	500,000	511,104
4.50%, 03/01/21	250,000	268,751
4.25%, 09/01/23 (b)	150,000	154,938
3.88%, 04/01/24 (b)	400,000	402,296
6.88%, 04/30/36	200,000	254,654
Vodafone Group PLC
5.45%, 06/10/19	250,000	281,440
4.38%, 03/16/21	300,000	319,673
Walt Disney Co.
1.35%, 08/16/16	150,000	151,469
1.10%, 12/01/17	250,000	248,680

		30,339,576

Consumer Cyclical 1.5%
Alibaba Group Holding Ltd.
4.50%, 11/28/34 (b)(c)	500,000	515,676
Amazon.com, Inc.
2.50%, 11/29/22 (b)	150,000	142,229
3.80%, 12/05/24 (b)	250,000	256,647
4.95%, 12/05/44 (b)	250,000	259,264
CVS Health Corp.
5.75%, 06/01/17	500,000	552,136
2.25%, 08/12/19 (b)	250,000	249,226
4.75%, 05/18/20 (b)	500,000	554,563
3.38%, 08/12/24 (b)	250,000	252,930
5.30%, 12/05/43 (b)	200,000	240,032
Delphi Corp.
6.13%, 05/15/21 (b)	500,000	546,250
5.00%, 02/15/23 (b)	300,000	320,994
4.15%, 03/15/24 (b)	150,000	155,342
eBay, Inc.
1.35%, 07/15/17	500,000	496,478
Ford Motor Co.
7.45%, 07/16/31	425,000	578,501
4.75%, 01/15/43	100,000	105,929
Ford Motor Credit Co. LLC
6.63%, 08/15/17	450,000	501,945
2.38%, 01/16/18	250,000	251,632
4.25%, 09/20/22	750,000	797,109
Gap, Inc.
5.95%, 04/12/21 (b)	450,000	512,782
Home Depot, Inc.
5.40%, 03/01/16	300,000	316,684
3.75%, 02/15/24 (b)	500,000	535,059
4.88%, 02/15/44 (b)	100,000	116,705
Host Hotels & Resorts LP
3.75%, 10/15/23 (b)	250,000	249,825
Johnson Controls, Inc.
3.63%, 07/02/24 (b)	500,000	505,350
6.00%, 01/15/36	500,000	607,396
4.63%, 07/02/44 (b)	200,000	206,645
Lowe’s Cos., Inc.
5.40%, 10/15/16	600,000	645,409
3.12%, 04/15/22 (b)	300,000	307,454
Macy’s Retail Holdings, Inc.
5.90%, 12/01/16	210,000	227,959
2.88%, 02/15/23 (b)	200,000	194,564
5.13%, 01/15/42 (b)	300,000	326,386
Marriott International, Inc.
3.00%, 03/01/19 (b)	200,000	205,494
3.13%, 10/15/21 (b)	200,000	201,436
McDonald’s Corp.
5.30%, 03/15/17 (h)	86,000	93,351
5.35%, 03/01/18	150,000	166,816
3.25%, 06/10/24	350,000	357,312
3.70%, 02/15/42	114,000	109,270
NIKE, Inc.
2.25%, 05/01/23 (b)	100,000	97,294
3.63%, 05/01/43 (b)	50,000	49,861
Nordstrom, Inc.
4.00%, 10/15/21 (b)	150,000	160,703
QVC, Inc.
5.45%, 08/15/34 (b)	200,000	195,734
Starbucks Corp.
3.85%, 10/01/23 (b)	300,000	320,396
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/18	100,000	113,913
4.50%, 10/01/34 (b)	250,000	255,801
Target Corp.
6.00%, 01/15/18	500,000	563,799
2.30%, 06/26/19	500,000	506,686
Toyota Motor Credit Corp.
3.40%, 09/15/21	350,000	368,668
Wal-Mart Stores, Inc.
3.25%, 10/25/20	100,000	104,738
2.55%, 04/11/23 (b)	700,000	690,779
5.25%, 09/01/35	550,000	663,782
6.50%, 08/15/37	500,000	690,327
6.20%, 04/15/38	700,000	940,772
Wyndham Worldwide Corp.
5.63%, 03/01/21	100,000	111,967

		18,498,000

Consumer Non-Cyclical 3.2%
AbbVie, Inc.
2.00%, 11/06/18	700,000	698,292
2.90%, 11/06/22	500,000	493,120
Actavis Funding SCS
3.85%, 06/15/24 (b)	100,000	100,704
Actavis, Inc.
1.88%, 10/01/17	400,000	398,714
Altria Group, Inc.
2.63%, 01/14/20 (b)	500,000	502,029
4.75%, 05/05/21	500,000	553,772
2.85%, 08/09/22	600,000	584,003
2.95%, 05/02/23	800,000	774,986
4.25%, 08/09/42	200,000	192,426
AmerisourceBergen Corp.
4.88%, 11/15/19	450,000	498,162
Amgen, Inc.
5.85%, 06/01/17	200,000	220,424
3.88%, 11/15/21 (b)	500,000	529,028

See financial notes 41

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
5.15%, 11/15/41 (b)	500,000	565,704
Anheuser-Busch InBev Finance, Inc.
1.13%, 01/27/17	100,000	100,331
2.15%, 02/01/19	400,000	402,002
3.70%, 02/01/24	200,000	208,153
4.63%, 02/01/44	350,000	382,257
Anheuser-Busch InBev Worldwide, Inc.
6.88%, 11/15/19	350,000	421,693
5.00%, 04/15/20	250,000	279,845
Archer-Daniels-Midland Co.
5.94%, 10/01/32	500,000	644,317
AstraZeneca PLC
6.45%, 09/15/37	150,000	202,804
Baxter International, Inc.
4.50%, 06/15/43 (b)	300,000	323,477
Boston Scientific Corp.
6.00%, 01/15/20	150,000	169,232
4.13%, 10/01/23 (b)	100,000	102,346
Bristol-Myers Squibb Co.
6.13%, 05/01/38	100,000	131,104
3.25%, 08/01/42	100,000	87,989
Campbell Soup Co.
2.50%, 08/02/22	350,000	335,030
Cardinal Health, Inc.
1.90%, 06/15/17	400,000	403,380
1.70%, 03/15/18	600,000	596,582
3.20%, 06/15/22	600,000	601,421
4.50%, 11/15/44 (b)	300,000	310,166
Celgene Corp.
1.90%, 08/15/17	1,000,000	1,004,161
3.63%, 05/15/24 (b)	200,000	204,620
4.63%, 05/15/44 (b)	550,000	572,797
Colgate-Palmolive Co.
2.63%, 05/01/17	100,000	103,536
3.25%, 03/15/24	200,000	207,099
ConAgra Foods, Inc.
3.20%, 01/25/23 (b)	254,000	249,235
6.63%, 08/15/39	300,000	385,214
4.65%, 01/25/43 (b)	231,000	242,037
Delhaize Group S.A.
5.70%, 10/01/40	250,000	263,191
Diageo Capital PLC
5.75%, 10/23/17	100,000	111,434
1.13%, 04/29/18	150,000	146,901
2.63%, 04/29/23 (b)	500,000	487,038
Dr Pepper Snapple Group, Inc.
3.20%, 11/15/21 (b)	1,500,000	1,528,588
Eli Lilly & Co.
5.50%, 03/15/27	250,000	301,227
Express Scripts Holding Co.
3.13%, 05/15/16	350,000	359,900
2.25%, 06/15/19	500,000	495,165
General Mills, Inc.
5.40%, 06/15/40	500,000	592,302
Genzyme Corp.
5.00%, 06/15/20	250,000	281,950
Gilead Sciences, Inc.
2.05%, 04/01/19	350,000	350,404
4.40%, 12/01/21 (b)	350,000	386,489
3.70%, 04/01/24 (b)	400,000	420,335
3.50%, 02/01/25 (b)	500,000	514,264
5.65%, 12/01/41 (b)	200,000	248,565
4.80%, 04/01/44 (b)	350,000	389,816
4.50%, 02/01/45 (b)	250,000	268,321
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	150,000	169,110
2.85%, 05/08/22	150,000	150,255
Hasbro, Inc.
6.30%, 09/15/17	100,000	110,756
6.35%, 03/15/40	450,000	552,757
Johnson & Johnson
5.55%, 08/15/17	250,000	278,485
Kellogg Co.
4.45%, 05/30/16	150,000	157,806
Kimberly-Clark Corp.
6.63%, 08/01/37	100,000	142,925
5.30%, 03/01/41	200,000	248,270
Koninklijke Philips N.V.
5.00%, 03/15/42	100,000	112,355
Kraft Foods Group, Inc.
5.38%, 02/10/20	400,000	454,478
3.50%, 06/06/22	500,000	513,190
5.00%, 06/04/42	500,000	552,534
Lorillard Tobacco Co.
2.30%, 08/21/17	100,000	100,702
McKesson Corp.
3.25%, 03/01/16	300,000	307,247
2.28%, 03/15/19	300,000	299,671
3.80%, 03/15/24 (b)	500,000	514,613
Medtronic, Inc.
3.63%, 03/15/24 (b)	200,000	208,004
3.50%, 03/15/25 (c)	250,000	256,289
4.00%, 04/01/43 (b)	300,000	287,217
4.63%, 03/15/45 (c)	250,000	272,136
Merck & Co., Inc.
2.25%, 01/15/16 (h)	90,000	91,641
3.88%, 01/15/21 (b)	200,000	216,703
Molson Coors Brewing Co.
3.50%, 05/01/22	200,000	202,331
Mondelez International, Inc.
4.13%, 02/09/16 (h)	250,000	259,358
2.25%, 02/01/19 (b)	500,000	498,428
6.50%, 02/09/40	105,000	140,429
Mylan, Inc.
1.80%, 06/24/16	300,000	301,918
Newell Rubbermaid, Inc.
2.88%, 12/01/19 (b)	400,000	400,605
4.70%, 08/15/20	150,000	161,546
Novartis Capital Corp.
4.40%, 04/24/20 (h)	100,000	110,773
PepsiCo, Inc.
2.25%, 01/07/19 (b)	150,000	151,856
4.88%, 11/01/40	200,000	225,550
Perrigo Finance plc
3.90%, 12/15/24 (b)	500,000	509,760
Pfizer, Inc.
6.20%, 03/15/19 (h)	225,000	262,008
Philip Morris International, Inc.
1.13%, 08/21/17	100,000	99,643
4.50%, 03/26/20	250,000	274,700
2.50%, 08/22/22	100,000	97,891
6.38%, 05/16/38	150,000	192,429
4.25%, 11/10/44	200,000	204,240

42 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Procter & Gamble Co.
4.70%, 02/15/19	650,000	724,468
5.55%, 03/05/37	100,000	129,769
Quest Diagnostics, Inc.
3.20%, 04/01/16	250,000	256,224
6.40%, 07/01/17	300,000	334,135
4.75%, 01/30/20	400,000	431,895
4.25%, 04/01/24 (b)	250,000	258,131
Reynolds American, Inc.
6.75%, 06/15/17	100,000	111,457
3.25%, 11/01/22	100,000	97,571
Safeway, Inc.
3.95%, 08/15/20	200,000	202,444
Sanofi
2.63%, 03/29/16	500,000	512,285
1.25%, 04/10/18	100,000	99,124
4.00%, 03/29/21	150,000	163,197
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	100,000	97,577
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36	275,000	341,274
The Coca-Cola Co.
1.15%, 04/01/18	500,000	494,609
4.88%, 03/15/19	750,000	841,690
The Kroger Co.
3.85%, 08/01/23 (b)	350,000	363,551
7.50%, 04/01/31 (h)	100,000	135,400
Thermo Fisher Scientific, Inc.
4.50%, 03/01/21	50,000	54,085
3.60%, 08/15/21 (b)	50,000	51,709
4.15%, 02/01/24 (b)	200,000	211,317
5.30%, 02/01/44 (b)	200,000	230,604
Unilever Capital Corp.
4.25%, 02/10/21	300,000	332,564
Wyeth LLC
5.95%, 04/01/37	500,000	643,499
Zoetis, Inc.
3.25%, 02/01/23 (b)	250,000	247,041
4.70%, 02/01/43 (b)	100,000	102,173

		39,486,484

Energy 2.5%
Anadarko Petroleum Corp.
5.95%, 09/15/16	225,000	240,708
6.38%, 09/15/17	200,000	222,500
6.45%, 09/15/36	100,000	120,547
Apache Corp.
6.90%, 09/15/18	100,000	115,120
4.75%, 04/15/43 (b)	100,000	94,133
Baker Hughes, Inc.
3.20%, 08/15/21 (b)	300,000	303,124
BP Capital Markets PLC
3.20%, 03/11/16	850,000	873,167
1.38%, 05/10/18	300,000	294,914
4.75%, 03/10/19	250,000	273,738
Buckeye Partners LP
4.35%, 10/15/24 (b)	300,000	294,605
5.60%, 10/15/44 (b)	200,000	192,393
Canadian Natural Resources Ltd.
5.70%, 05/15/17	300,000	325,394
3.80%, 04/15/24	150,000	147,701
6.25%, 03/15/38	100,000	111,575
Chevron Corp.
1.10%, 12/05/17 (b)	500,000	497,264
1.72%, 06/24/18 (b)	500,000	502,939
3.19%, 06/24/23 (b)	400,000	408,202
Conoco, Inc.
6.95%, 04/15/29	100,000	133,546
ConocoPhillips Canada
5.63%, 10/15/16	150,000	162,000
Continental Resources, Inc.
5.00%, 09/15/22 (b)	250,000	242,188
4.90%, 06/01/44 (b)	100,000	86,980
Devon Energy Corp.
2.25%, 12/15/18 (b)	500,000	498,666
Dominion Gas Holdings LLC
4.80%, 11/01/43 (b)	100,000	108,201
El Paso Pipeline Partners Operating Co. LLC
4.30%, 05/01/24 (b)	300,000	301,141
4.70%, 11/01/42 (b)	300,000	271,899
Encana Corp.
5.90%, 12/01/17	100,000	109,149
6.50%, 05/15/19	150,000	170,431
3.90%, 11/15/21 (b)	200,000	197,400
6.50%, 02/01/38	175,000	187,660
Energy Transfer Partners LP
6.70%, 07/01/18	200,000	225,072
6.63%, 10/15/36	200,000	226,118
7.50%, 07/01/38	100,000	124,493
6.50%, 02/01/42 (b)	1,000,000	1,153,338
Ensco PLC
4.70%, 03/15/21	100,000	100,587
4.50%, 10/01/24 (b)	150,000	146,080
5.75%, 10/01/44 (b)	400,000	402,776
Enterprise Products Operating LLC
6.30%, 09/15/17	100,000	111,871
2.55%, 10/15/19 (b)	500,000	495,519
3.90%, 02/15/24 (b)	400,000	408,155
3.75%, 02/15/25 (b)	150,000	150,880
6.65%, 10/15/34	250,000	317,561
4.85%, 03/15/44 (b)	100,000	104,682
EOG Resources, Inc.
5.63%, 06/01/19	500,000	564,760
2.45%, 04/01/20 (b)	200,000	199,206
2.63%, 03/15/23 (b)	750,000	720,493
Halliburton Co.
1.00%, 08/01/16	100,000	99,939
6.15%, 09/15/19	125,000	144,928
6.70%, 09/15/38	100,000	130,091
Hess Corp.
8.13%, 02/15/19	200,000	238,171
7.30%, 08/15/31	150,000	186,842
7.13%, 03/15/33	100,000	123,531
Husky Energy, Inc.
7.25%, 12/15/19	200,000	234,738
3.95%, 04/15/22 (b)	1,000,000	1,005,057
Kerr-McGee Corp.
6.95%, 07/01/24	250,000	306,106
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	100,000	110,479
6.85%, 02/15/20 (h)	50,000	57,494
5.80%, 03/15/35	100,000	106,523
5.00%, 08/15/42 (b)	100,000	95,383
5.40%, 09/01/44 (b)	400,000	402,289

See financial notes 43

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Kinder Morgan, Inc.
3.05%, 12/01/19 (b)	250,000	248,293
4.30%, 06/01/25 (b)	250,000	250,638
5.55%, 06/01/45 (b)	300,000	308,401
Magellan Midstream Partners LP
4.20%, 12/01/42 (b)	100,000	93,439
Marathon Oil Corp.
2.80%, 11/01/22 (b)	300,000	281,436
6.60%, 10/01/37	200,000	236,303
Marathon Petroleum Corp.
5.13%, 03/01/21 (h)	250,000	273,622
4.75%, 09/15/44 (b)	250,000	237,014
Murphy Oil Corp.
5.13%, 12/01/42 (b)	200,000	170,672
Nabors Industries, Inc.
2.35%, 09/15/16	100,000	98,954
6.15%, 02/15/18	200,000	208,460
4.63%, 09/15/21	500,000	470,434
5.10%, 09/15/23 (b)	350,000	332,881
Nisource Finance Corp.
3.85%, 02/15/23 (b)	100,000	103,788
Noble Energy, Inc.
6.00%, 03/01/41 (b)	250,000	275,704
5.25%, 11/15/43 (b)	400,000	407,735
Occidental Petroleum Corp.
1.75%, 02/15/17	500,000	503,143
4.10%, 02/01/21 (b)	100,000	106,267
Pioneer Natural Resources Co.
7.50%, 01/15/20	250,000	293,453
Plains All American Pipeline LP
5.75%, 01/15/20	100,000	113,088
3.65%, 06/01/22 (b)	200,000	201,395
3.85%, 10/15/23 (b)	150,000	152,412
6.65%, 01/15/37	100,000	124,657
Shell International Finance BV
4.30%, 09/22/19	100,000	109,864
6.38%, 12/15/38	500,000	674,243
4.55%, 08/12/43	250,000	274,624
Southern Natural Gas Co.
5.90%, 04/01/17 (c)	150,000	161,371
Spectra Energy Capital LLC
6.20%, 04/15/18	350,000	389,197
5.65%, 03/01/20	300,000	333,664
Spectra Energy Partners LP
4.75%, 03/15/24 (b)	100,000	107,388
5.95%, 09/25/43 (b)	600,000	714,831
Suncor Energy, Inc.
6.10%, 06/01/18	100,000	112,258
5.95%, 12/01/34	250,000	292,940
6.50%, 06/15/38	150,000	185,144
Tosco Corp.
7.80%, 01/01/27	150,000	206,129
Total Capital International S.A.
2.88%, 02/17/22	500,000	495,734
3.75%, 04/10/24	500,000	519,071
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (b)	100,000	101,774
7.63%, 01/15/39	100,000	137,865
Valero Energy Corp.
6.13%, 06/15/17	250,000	274,761
9.38%, 03/15/19	250,000	312,062
6.13%, 02/01/20	150,000	170,304
7.50%, 04/15/32	250,000	314,976
6.63%, 06/15/37	500,000	592,176
Weatherford International LLC
6.35%, 06/15/17	250,000	267,401
Weatherford International Ltd.
5.13%, 09/15/20	250,000	245,914
4.50%, 04/15/22 (b)	175,000	155,989
Williams Cos., Inc.
7.88%, 09/01/21	300,000	347,010
4.55%, 06/24/24 (b)	500,000	465,865
5.75%, 06/24/44 (b)	350,000	305,448
Williams Partners LP
7.25%, 02/01/17	550,000	606,515
5.25%, 03/15/20	250,000	271,692
6.30%, 04/15/40	150,000	168,358

		30,987,204

Technology 1.3%
Amphenol Corp.
3.13%, 09/15/21 (b)	400,000	404,377
Apple, Inc.
0.45%, 05/03/16	100,000	99,925
1.05%, 05/05/17	500,000	501,401
1.00%, 05/03/18	100,000	98,564
2.40%, 05/03/23	600,000	583,853
3.85%, 05/04/43	200,000	200,661
Arrow Electronics, Inc.
3.00%, 03/01/18	300,000	307,862
4.50%, 03/01/23 (b)	200,000	207,076
Broadcom Corp.
3.50%, 08/01/24 (b)	200,000	201,288
4.50%, 08/01/34 (b)	150,000	157,666
Cisco Systems, Inc.
5.50%, 02/22/16	200,000	211,039
4.45%, 01/15/20	350,000	385,759
3.63%, 03/04/24	750,000	782,459
5.90%, 02/15/39	100,000	126,311
Corning, Inc.
1.45%, 11/15/17	200,000	198,577
Fidelity National Information Services, Inc.
3.50%, 04/15/23 (b)	300,000	298,733
Fiserv, Inc.
6.80%, 11/20/17	285,000	322,941
4.63%, 10/01/20	250,000	271,924
Google, Inc.
2.13%, 05/19/16	175,000	178,822
3.38%, 02/25/24	100,000	104,286
Harris Corp.
6.15%, 12/15/40	150,000	182,571
Hewlett-Packard Co.
2.60%, 09/15/17	500,000	509,717
2.75%, 01/14/19	400,000	400,890
3.75%, 12/01/20	300,000	310,585
Ingram Micro, Inc.
4.95%, 12/15/24 (b)	100,000	100,162
Intel Corp.
4.25%, 12/15/42 (h)	250,000	258,716
International Business Machines Corp.
5.70%, 09/14/17	500,000	557,570
3.38%, 08/01/23	150,000	153,549
3.63%, 02/12/24	750,000	782,884
KLA-Tencor Corp.
3.38%, 11/01/19 (b)	350,000	356,979

44 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
4.65%, 11/01/24 (b)	500,000	518,622
5.65%, 11/01/34 (b)	250,000	266,029
Microsoft Corp.
2.50%, 02/08/16	100,000	102,391
1.63%, 12/06/18	250,000	250,509
4.50%, 10/01/40 (h)	100,000	111,239
NetApp, Inc.
2.00%, 12/15/17	500,000	503,158
3.38%, 06/15/21 (b)	500,000	502,007
3.25%, 12/15/22 (b)	250,000	246,997
Oracle Corp.
2.25%, 10/08/19	100,000	100,782
3.40%, 07/08/24 (b)	650,000	665,135
4.30%, 07/08/34 (b)	400,000	429,114
6.13%, 07/08/39	150,000	195,419
Pitney Bowes, Inc.
4.63%, 03/15/24 (b)	350,000	358,918
Seagate HDD Cayman
3.75%, 11/15/18 (c)	800,000	823,000
4.75%, 06/01/23	250,000	260,111
4.75%, 01/01/25 (c)	200,000	206,442
5.75%, 12/01/34 (b)(c)	250,000	264,440
Texas Instruments, Inc.
2.38%, 05/16/16	100,000	102,330
Xerox Corp.
2.75%, 03/15/19	300,000	301,045

		15,464,835

Transportation 0.5%
American Airlines 2013-1 Class A Pass Through Trust
4.00%, 01/15/27	379,490	388,977
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	140,000	154,925
3.85%, 09/01/23 (b)	400,000	422,684
5.05%, 03/01/41 (b)	500,000	565,274
4.55%, 09/01/44 (b)	200,000	215,553
Canadian National Railway Co.
2.95%, 11/21/24 (b)	150,000	150,011
4.50%, 11/07/43 (b)	300,000	332,622
Canadian Pacific Railway Ltd.
4.50%, 01/15/22	250,000	274,942
5.75%, 01/15/42	250,000	321,840
Continental Airlines 2010-1 Class A Pass Through Trust
4.75%, 07/12/22	414,889	438,247
Continental Airlines 2012-1 Class A Pass Through Trust
4.15%, 10/11/25	92,617	94,821
CSX Corp.
4.25%, 06/01/21 (b)	150,000	163,134
4.10%, 03/15/44 (b)	100,000	99,480
FedEx Corp.
2.63%, 08/01/22	200,000	196,166
3.88%, 08/01/42	200,000	193,551
Kansas City Southern de Mexico S.A. de C.V.
2.35%, 05/15/20 (b)	350,000	336,269
Norfolk Southern Corp.
3.00%, 04/01/22 (b)	150,000	150,858
4.84%, 10/01/41	100,000	111,364
Ryder System, Inc.
2.55%, 06/01/19 (b)	100,000	100,240
Union Pacific Corp.
3.65%, 02/15/24 (b)	250,000	265,104
4.82%, 02/01/44 (b)	500,000	573,186
United Parcel Service, Inc.
5.50%, 01/15/18	150,000	167,438
5.13%, 04/01/19	150,000	168,688
6.20%, 01/15/38	200,000	266,879

		6,152,253

		169,171,687

Utilities 1.8%

Electric 1.7%
Alabama Power Co.
3.55%, 12/01/23	350,000	369,634
American Electric Power Co., Inc.
1.65%, 12/15/17 (b)	500,000	500,486
Appalachian Power Co.
7.00%, 04/01/38	500,000	697,954
Berkshire Hathaway Energy Co.
5.75%, 04/01/18 (h)	300,000	336,445
6.13%, 04/01/36 (h)	200,000	252,078
5.95%, 05/15/37	250,000	312,162
6.50%, 09/15/37	500,000	656,563
5.15%, 11/15/43 (b)	800,000	907,370
CMS Energy Corp.
6.25%, 02/01/20	800,000	927,350
4.70%, 03/31/43 (b)	850,000	909,499
Commonwealth Edison Co.
1.95%, 09/01/16 (b)	300,000	304,875
Consolidated Edison Co. of New York, Inc.
5.85%, 04/01/18	200,000	226,508
Consumers Energy Co.
3.38%, 08/15/23 (b)	300,000	310,344
3.95%, 05/15/43 (b)	250,000	259,096
Dayton Power & Light Co.
1.88%, 09/15/16	200,000	202,294
Duke Energy Carolinas LLC
6.05%, 04/15/38	200,000	260,968
5.30%, 02/15/40	100,000	124,306
Duke Energy Corp.
2.10%, 06/15/18 (b)	1,000,000	1,009,970
3.75%, 04/15/24 (b)	700,000	729,584
Duke Energy Florida, Inc.
6.40%, 06/15/38	91,000	126,256
Duke Energy Progress, Inc.
4.15%, 12/01/44 (b)	400,000	427,061
Exelon Generation Co. LLC
4.00%, 10/01/20 (b)	500,000	522,371
5.60%, 06/15/42 (b)	100,000	112,284
Florida Power & Light Co.
6.20%, 06/01/36	200,000	277,185
5.95%, 02/01/38	150,000	200,073
Georgia Power Co.
4.75%, 09/01/40	500,000	558,016
LG&E & KU Energy LLC
3.75%, 11/15/20 (b)	150,000	156,649
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18 (h)	100,000	111,444
NextEra Energy Capital Holdings, Inc.
3.63%, 06/15/23 (b)	100,000	101,646
Ohio Power Co.
5.38%, 10/01/21	400,000	463,377
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (b)	350,000	348,813

See financial notes 45

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
4.55%, 12/01/41 (b)	200,000	226,936
Pacific Gas & Electric Co.
4.25%, 05/15/21 (b)	200,000	216,610
6.05%, 03/01/34 (h)	192,000	245,187
PPL Capital Funding, Inc.
4.20%, 06/15/22 (b)	750,000	795,789
3.40%, 06/01/23 (b)	1,000,000	1,003,698
PPL Electric Utilities Corp.
2.50%, 09/01/22 (b)	500,000	494,915
PSEG Power LLC
5.13%, 04/15/20	400,000	444,893
Public Service Electric & Gas Co.
3.95%, 05/01/42 (b)	100,000	103,910
Puget Sound Energy, Inc.
5.64%, 04/15/41 (b)	250,000	320,500
San Diego Gas & Electric Co.
4.30%, 04/01/42 (b)	450,000	489,514
Sempra Energy
3.55%, 06/15/24 (b)	400,000	404,520
Southern California Edison Co.
5.50%, 08/15/18	100,000	112,752
Southwestern Electric Power Co.
5.55%, 01/15/17	400,000	432,162
TransAlta Corp.
6.65%, 05/15/18	250,000	280,735
Union Electric Co.
3.90%, 09/15/42 (b)	100,000	101,346
Virginia Electric & Power Co.
5.95%, 09/15/17	300,000	334,863
6.00%, 05/15/37	300,000	396,607
Westar Energy, Inc.
4.13%, 03/01/42 (b)	100,000	104,939
Xcel Energy, Inc.
4.70%, 05/15/20 (b)	500,000	555,482
4.80%, 09/15/41 (b)	600,000	671,863

		20,439,882

Natural Gas 0.1%
Atmos Energy Corp.
8.50%, 03/15/19	100,000	124,405
4.13%, 10/15/44 (b)	150,000	156,162
ONE Gas, Inc.
3.61%, 02/01/24 (b)	100,000	104,577
4.66%, 02/01/44 (b)	300,000	343,289
Sempra Energy
6.00%, 10/15/39	350,000	433,915
Southwest Gas Corp.
3.88%, 04/01/22 (b)	100,000	105,227

		1,267,575

		21,707,457

Total Corporate Bonds
(Cost $279,465,191)		283,183,779

Foreign Securities 5.2% of net assets

Foreign Agencies 1.7%

Austria 0.0%
Oesterreichische Kontrollbank AG
2.00%, 06/03/16	400,000	407,902

		407,902

Brazil 0.2%
Petrobras Global Finance BV
4.38%, 05/20/23	400,000	345,032
5.63%, 05/20/43	250,000	205,062
Petrobras International Finance Co.
5.75%, 01/20/20	500,000	484,105
5.38%, 01/27/21	400,000	372,628
6.75%, 01/27/41	400,000	365,828

		1,772,655

Canada 0.1%
CNOOC Nexen Finance 2014 ULC
1.63%, 04/30/17	500,000	497,840
Export Development Canada
1.25%, 10/26/16	500,000	505,021
Nexen, Inc.
5.88%, 03/10/35	150,000	176,696
6.40%, 05/15/37	200,000	249,918

		1,429,475

Colombia 0.1%
Ecopetrol S.A.
7.63%, 07/23/19	200,000	230,000
5.88%, 09/18/23	100,000	106,125
5.88%, 05/28/45	100,000	93,000

		429,125

Germany 0.8%
Kreditanstalt fuer Wiederaufbau
2.63%, 02/16/16 (d)(h)	600,000	614,757
0.50%, 04/19/16 (d)	350,000	350,105
2.00%, 06/01/16 (d)	600,000	612,481
0.50%, 07/15/16 (d)	750,000	749,264
4.88%, 01/17/17 (d)(h)	600,000	648,833
1.25%, 02/15/17 (d)	600,000	605,198
4.50%, 07/16/18 (d)(h)	500,000	552,890
4.88%, 06/17/19 (d)	1,000,000	1,137,941
4.00%, 01/27/20 (d)	950,000	1,049,333
2.75%, 09/08/20 (d)	750,000	784,494
2.38%, 08/25/21 (d)	800,000	817,654
Landwirtschaftliche Rentenbank
5.13%, 02/01/17 (d)	250,000	271,955
1.00%, 04/04/18 (d)	645,000	638,354
1.88%, 09/17/18 (d)	1,000,000	1,014,684

		9,847,943

Japan 0.1%
Japan Bank for International Cooperation
2.50%, 01/21/16	300,000	306,023
2.50%, 05/18/16	400,000	409,975
2.25%, 07/13/16	400,000	409,028

		1,125,026

46 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Mexico 0.2%
Petroleos Mexicanos
5.75%, 03/01/18	250,000	270,625
3.13%, 01/23/19	100,000	100,500
5.50%, 01/21/21	400,000	435,000
3.50%, 01/30/23	500,000	479,500
4.88%, 01/18/24	200,000	208,300
6.63%, 06/15/35	700,000	812,000
5.50%, 06/27/44	200,000	205,000

		2,510,925

Norway 0.1%
Statoil A.S.A.
2.45%, 01/17/23	1,000,000	955,554
3.70%, 03/01/24	400,000	414,937
4.25%, 11/23/41	100,000	102,912

		1,473,403

Republic of Korea 0.1%
Export-Import Bank of Korea
4.38%, 09/15/21	300,000	329,719
5.00%, 04/11/22	200,000	228,343
Korea Development Bank
4.00%, 09/09/16	500,000	522,563
3.00%, 03/17/19	500,000	516,257

		1,596,882

Sweden 0.0%
Svensk Exportkredit AB
5.13%, 03/01/17	150,000	163,218
1.13%, 04/05/18	250,000	247,782

		411,000

		21,004,336

Foreign Local Government 0.4%

Canada 0.4%
Hydro-Quebec
2.00%, 06/30/16	400,000	407,813
1.38%, 06/19/17	250,000	251,479
8.05%, 07/07/24 (h)	160,000	225,153
Province of British Columbia
2.00%, 10/23/22	200,000	195,989
Province of Manitoba
1.13%, 06/01/18	250,000	247,451
Province of Nova Scotia
5.13%, 01/26/17	500,000	543,112
Province of Ontario
2.30%, 05/10/16	200,000	204,478
1.00%, 07/22/16	600,000	602,714
3.15%, 12/15/17	500,000	525,091
4.00%, 10/07/19	225,000	246,344
4.40%, 04/14/20	300,000	334,254
2.45%, 06/29/22	200,000	199,441
Province of Quebec
5.13%, 11/14/16	250,000	269,851
7.50%, 09/15/29	168,000	248,909

		4,502,079

Sovereign 1.5%

Brazil 0.2%
Brazilian Government International Bond
6.00%, 01/17/17	500,000	540,000
4.88%, 01/22/21	100,000	106,750
2.63%, 01/05/23	500,000	456,250
4.25%, 01/07/25	250,000	250,313
8.25%, 01/20/34	150,000	206,625
7.13%, 01/20/37	100,000	127,250
5.63%, 01/07/41	400,000	433,000

		2,120,188

Canada 0.0%
Canada Government International Bond
0.88%, 02/14/17	100,000	100,134
1.63%, 02/27/19	300,000	301,219

		401,353

Chile 0.1%
Chile Government International Bond
2.25%, 10/30/22	300,000	289,200
3.13%, 03/27/25	650,000	650,000
3.63%, 10/30/42	100,000	91,250

		1,030,450

Colombia 0.1%
Colombia Government International Bond
7.38%, 01/27/17	250,000	278,125
7.38%, 03/18/19	300,000	354,000
7.38%, 09/18/37	300,000	406,500
6.13%, 01/18/41	250,000	301,250

		1,339,875

Italy 0.1%
Italy Government International Bond
5.25%, 09/20/16	250,000	266,360
5.38%, 06/12/17	100,000	108,636
6.88%, 09/27/23	150,000	190,829
5.38%, 06/15/33	250,000	299,151

		864,976

Mexico 0.2%
Mexico Government International Bond
5.63%, 01/15/17	1,000,000	1,087,500
3.50%, 01/21/21	150,000	153,525
3.63%, 03/15/22	900,000	921,600
8.00%, 09/24/22	100,000	133,500
4.00%, 10/02/23	350,000	363,562
6.05%, 01/11/40	300,000	368,400
4.75%, 03/08/44	200,000	209,500

		3,237,587

Panama 0.1%
Panama Government International Bond
5.20%, 01/30/20	600,000	664,500
4.00%, 09/22/24 (b)	500,000	516,250
6.70%, 01/26/36	200,000	259,500

		1,440,250

Peru 0.1%
Peruvian Government International Bond
7.13%, 03/30/19 (h)	250,000	296,875
7.35%, 07/21/25	300,000	399,750

		696,625

See financial notes 47

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Philippines 0.1%
Philippine Government International Bond
8.38%, 06/17/19	500,000	637,750
4.20%, 01/21/24	300,000	326,250
5.50%, 03/30/26	600,000	712,500

		1,676,500

Poland 0.1%
Poland Government International Bond
6.38%, 07/15/19	400,000	469,000
3.00%, 03/17/23	300,000	299,506

		768,506

Republic of Korea 0.1%
Republic of Korea
7.13%, 04/16/19	150,000	181,368
3.88%, 09/11/23	600,000	658,362

		839,730

South Africa 0.1%
South Africa Government International Bond
6.88%, 05/27/19	100,000	114,750
4.67%, 01/17/24	600,000	624,000

		738,750

Turkey 0.2%
Turkey Government International Bond
6.75%, 04/03/18	400,000	446,000
7.00%, 03/11/19	250,000	285,938
5.63%, 03/30/21	500,000	551,875
7.38%, 02/05/25	650,000	810,472
6.00%, 01/14/41	400,000	455,500
4.88%, 04/16/43	500,000	500,540

		3,050,325

		18,205,115

Supranational* 1.6%
African Development Bank
2.50%, 03/15/16	150,000	153,660
0.88%, 05/15/17	400,000	398,980
Asian Development Bank
2.50%, 03/15/16	400,000	409,761
0.50%, 06/20/16	300,000	299,806
1.13%, 03/15/17	650,000	653,661
1.75%, 09/11/18	750,000	757,268
Corp. Andina de Fomento
4.38%, 06/15/22	350,000	377,401
European Bank for Reconstruction & Development
1.00%, 02/16/17	1,000,000	1,004,169
European Investment Bank
0.63%, 04/15/16	550,000	551,049
2.50%, 05/16/16	500,000	513,272
0.50%, 08/15/16	500,000	499,125
1.75%, 03/15/17	250,000	254,902
5.13%, 05/30/17	1,000,000	1,098,457
1.00%, 03/15/18	500,000	495,453
1.00%, 06/15/18	250,000	246,745
1.88%, 03/15/19	700,000	707,760
1.75%, 06/17/19	500,000	501,840
4.00%, 02/16/21	700,000	783,582
4.88%, 02/15/36	1,000,000	1,286,609
Inter-American Development Bank
5.13%, 09/13/16 (h)	500,000	537,086
1.13%, 03/15/17	500,000	502,836
1.75%, 08/24/18	250,000	252,375
3.88%, 02/14/20	200,000	220,439
3.88%, 10/28/41	100,000	110,702
3.20%, 08/07/42	100,000	99,624
4.38%, 01/24/44	1,150,000	1,421,926
International Bank for Reconstruction & Development
2.13%, 03/15/16 (h)	600,000	612,090
0.50%, 04/15/16	350,000	349,805
0.50%, 05/16/16	500,000	499,331
0.88%, 04/17/17	350,000	350,653
1.88%, 03/15/19	750,000	760,651
1.88%, 10/07/19	500,000	504,937
2.25%, 06/24/21	750,000	756,793
International Finance Corp.
1.13%, 11/23/16	350,000	351,648
2.13%, 11/17/17 (h)	500,000	512,569
1.75%, 09/04/18	500,000	505,648
1.75%, 09/16/19	250,000	250,461
Nordic Investment Bank
0.50%, 04/14/16	250,000	249,997
2.25%, 09/30/21	250,000	253,166

		20,096,237

Total Foreign Securities
(Cost $63,430,111)		63,807,767

Mortgage-Backed Securities 28.7% of net assets

TBA Securities 5.1%
Fannie Mae TBA
2.00%, 02/01/30 (b)(g)	1,000,000	994,258
2.50%, 02/01/30 (b)(g)	1,500,000	1,524,375
3.00%, 02/01/30 to 01/01/45 (b)(g)	4,700,000	4,822,250
3.50%, 02/01/30 to 01/01/45 (b)(g)	5,600,000	5,856,603
4.00%, 01/01/45 (b)(g)	7,800,000	8,325,190
4.50%, 01/01/45 (b)(g)	2,100,000	2,279,813
5.00%, 01/01/45 (b)(g)	600,000	662,988
Freddie Mac TBA
2.00%, 02/01/30 (b)(g)	700,000	697,047
2.50%, 02/01/30 (b)(g)	1,800,000	1,827,295
3.00%, 02/01/30 to 01/01/45 (b)(g)	2,800,000	2,841,578
3.50%, 02/01/30 to 01/01/45 (b)(g)	5,600,000	5,841,828
4.00%, 01/01/45 (b)(g)	2,700,000	2,878,242
4.50%, 01/01/45 (b)(g)	2,500,000	2,710,059
5.00%, 02/01/45 (b)(g)	600,000	661,430
Ginnie Mae TBA
2.50%, 01/01/45 (b)(g)	400,000	394,744
3.00%, 01/01/45 to 02/01/45 (b)(g)	5,600,000	5,722,795
4.00%, 01/01/45 (b)(g)	4,000,000	4,289,016
4.50%, 01/01/45 (b)(g)	1,400,000	1,529,883
3.50%, 02/01/45 (b)(g)	7,900,000	8,273,633

		62,133,027

48 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Agency Mortgages 23.6%
Fannie Mae
5.50%, 06/01/15 to 08/01/41 (b)	3,536,619	3,978,112
7.00%, 08/01/16 to 04/01/37 (b)	129,799	143,452
6.00%, 12/01/16 to 05/01/41 (b)	1,659,601	1,895,599
5.50%, 02/01/17 to 09/01/38 (b)(h)	2,708,766	3,035,705
5.00%, 02/01/18 to 09/01/39 (b)(h)	4,390,254	4,849,773
4.50%, 03/01/18 to 04/01/41 (b)(h)	2,531,672	2,749,766
4.00%, 05/01/18 to 11/01/44 (b)	24,808,836	26,598,129
4.50%, 05/01/18 to 01/01/44 (b)	13,073,711	14,244,806
3.50%, 10/01/18 to 12/01/44 (b)	24,072,271	25,214,697
6.50%, 05/01/19 to 10/01/39 (b)	1,042,030	1,187,438
5.00%, 07/01/23 to 08/01/41 (b)	4,478,839	4,959,555
3.00%, 09/01/23 to 09/01/43 (b)	27,409,135	28,016,310
4.00%, 04/01/24 to 05/01/41 (b)(h)	1,536,893	1,640,786
8.50%, 05/01/25 (b)	3,983	4,609
2.50%, 10/01/27 to 02/01/43 (b)	8,444,878	8,578,386
2.00%, 02/01/28 to 09/01/28 (b)	260,275	259,527
6.00%, 07/01/35 to 10/01/39 (b)(h)	2,545,156	2,903,830
2.14%, 10/01/35 (a)(b)(h)	246,554	260,172
1.80%, 05/01/38 (a)(b)	226,271	243,256
3.32%, 04/01/40 (a)(b)	82,190	87,127
3.12%, 05/01/40 (a)(b)	65,020	70,184
3.50%, 10/01/40 to 04/01/42 (b)(h)	2,929,179	3,059,706
3.00%, 07/01/43 (b)(h)	1,861,871	1,886,511
2.46%, 09/01/43 (a)(b)	406,121	417,066
2.99%, 11/01/43 (a)(b)	145,374	150,125
Freddie Mac
5.50%, 07/01/15 to 05/01/40 (b)	1,783,303	1,997,376
7.50%, 09/01/16 (b)	952	978
6.50%, 03/01/17 to 09/01/39 (b)	642,467	729,192
6.00%, 04/01/17 to 10/01/38 (b)	1,160,964	1,318,716
4.00%, 04/01/18 to 09/01/44 (b)	11,907,711	12,750,604
5.00%, 06/01/18 to 08/01/39 (b)(h)	3,130,547	3,457,419
4.50%, 05/01/19 to 04/01/44 (b)	7,310,547	7,963,561
5.00%, 10/01/20 to 12/01/43 (b)	2,870,742	3,175,632
4.50%, 07/01/23 to 07/01/39 (b)(h)	1,254,708	1,356,430
5.50%, 05/01/24 to 02/01/40 (b)(h)	1,673,578	1,871,544
3.00%, 12/01/25 to 09/01/43 (b)	12,543,959	12,858,726
3.50%, 02/01/26 to 09/01/44 (b)	14,674,491	15,318,506
2.50%, 07/01/27 to 07/01/43 (b)	5,104,745	5,192,516
2.00%, 10/01/27 to 04/01/28 (b)	210,138	209,876
6.00%, 09/01/32 to 10/01/37 (b)(h)	773,846	884,738
6.50%, 12/01/33 (b)(h)	240,631	273,610
3.00%, 01/01/43 to 06/01/43 (b)(h)	3,653,625	3,698,599
4.00%, 05/01/44 (b)(h)	3,304,014	3,527,210
Ginnie Mae
5.00%, 11/15/17 to 11/20/44 (b)	6,024,353	6,675,613
6.50%, 05/15/24 to 01/15/35 (b)	179,091	208,912
3.50%, 09/15/25 to 09/20/44 (b)	14,052,309	14,796,293
4.00%, 04/20/26 to 10/20/44 (b)	16,079,191	17,280,627
5.50%, 04/20/26 to 07/20/38 (b)	2,140,320	2,412,329
3.00%, 02/20/27 to 12/20/44 (b)	11,068,332	11,363,929
2.50%, 01/20/28 to 07/20/43 (b)	678,674	690,506
2.00%, 07/20/28 (b)	22,014	21,965
1.63%, 04/20/32 (a)(b)(h)	172,099	179,162
6.00%, 09/15/32 to 09/20/37 (b)(h)	699,554	796,506
5.50%, 04/15/33 (b)(h)	363,224	408,780
5.00%, 05/15/33 to 07/20/39 (b)(h)	1,296,678	1,446,626
4.50%, 02/20/34 to 11/20/44 (b)	12,021,909	13,202,967
6.00%, 02/15/37 to 12/15/38 (b)	420,996	480,546
2.50%, 08/20/37 (a)(b)(h)	24,481	25,854
4.00%, 10/20/37 (a)(b)	39,479	40,953
1.63%, 08/20/38 to 03/20/40 (a)(b)	425,481	443,829
4.50%, 03/20/39 (b)(h)	775,819	849,909
3.00%, 09/20/39 to 06/20/41 (a)(b)	431,868	452,383
2.00%, 03/20/40 to 05/20/43 (a)(b)	605,233	623,292
2.50%, 01/20/41 to 07/20/42 (a)(b)	348,218	363,184
2.00%, 03/20/43 to 09/20/43 (a)(b)	574,210	590,760
2.50%, 02/20/44 (a)(b)	195,293	199,352
3.50%, 04/20/44 (a)(b)	195,836	206,350

See financial notes 49

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
3.50%, 08/20/44 (b)(h)	3,186,269	3,350,042

		290,130,529

Total Mortgage-Backed Securities
(Cost $346,953,806)		352,263,556

Municipal Bonds 1.0% of net assets

Fixed-Rate Obligations 1.0%
Bay Area Toll Authority
RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	100,000	146,441
California
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	850,000	1,264,443
GO (Build America Bonds) Series 2010
7.95%, 03/01/36 (b)	350,000	433,030
GO (Build America Bonds) Series 2009
7.55%, 04/01/39	900,000	1,389,771
Catholic Health Initiatives
4.35%, 11/01/42	225,000	224,262
Commonwealth of Massachusetts
GO (Build America Bonds) Series 2009
5.46%, 12/01/39 (h)	100,000	125,965
Connecticut
GO Bonds Series 2008A
5.85%, 03/15/32	200,000	252,546
Dallas County Hospital District
GO (Build America Bonds) Series C
5.62%, 08/15/44	150,000	193,055
Georgia
GO (Build America Bonds) Series H
4.50%, 11/01/25	1,300,000	1,462,032
Grand Parkway Transportation Corp.
RB Series 2013E
5.18%, 10/01/42	200,000	245,940
Illinois
GO Bonds (Pension Funding) Series 2003
4.95%, 06/01/23	100,000	104,832
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	650,000	645,898
JobsOhio Beverage System
RB (Build America Bonds) Series B
3.99%, 01/01/29	250,000	259,415
Los Angeles USD
GO (Build America Bonds) Series 2010
6.76%, 07/01/34 (h)	200,000	278,872
Metropolitan Government of Nashville & Davidson County
GO (Build America Bonds) Series 2010
5.71%, 07/01/34 (h)	20,000	24,281
Metropolitan Transportation Authority
RB (Build America Bonds) Series E
6.81%, 11/15/40	150,000	207,606
New Jersey Transportation Trust Fund Authority
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	150,000	171,569
New York City Municipal Water Finance Authority
Water System RB (Build America Bonds) Series 2009
5.75%, 06/15/41 (h)	200,000	263,768
Water System RB (Build America Bonds) Series 2011CC
5.88%, 06/15/44	250,000	337,852
New York City Transitional Finance Authority
RB (Qualified School Construction Bonds) Series 2010 G3
5.27%, 05/01/27	500,000	584,030
RB (Build America Bonds) Series 2011A1
5.51%, 08/01/37	200,000	249,266
New York State Dormitory Authority
RB (Build America Bonds) Series 2009 H
5.43%, 03/15/39	500,000	606,250
President & Fellows of Harvard College
3.62%, 10/01/37	350,000	353,813
San Diego County Regional Transportation Commission
RB (Build America Bonds) Series 2010A
5.91%, 04/01/48	300,000	417,123
San Francisco City & County Public Utilities Commission
Water System RB (Build America Bonds) Series 2010DE
6.00%, 11/01/40	430,000	553,578
Texas
GO Mobility Fund Bonds (Build America Bonds) Series 2009A
5.52%, 04/01/39	750,000	992,085
Texas Transportation Commission
RB (Build America Bonds) Series B
5.03%, 04/01/26	500,000	586,815

Total Municipal Bonds
(Cost $11,882,579)		12,374,538

U.S. Government and Government Agencies 39.0% of net assets

U.S. Government Agency Securities 3.3%
Fannie Mae
0.75%, 04/20/17	900,000	897,392
1.13%, 04/27/17	769,000	773,466
2.00%, 05/16/17 (b)(h)	2,500,000	2,546,985
1.00%, 09/27/17	2,900,000	2,895,328
1.00%, 10/16/17 (b)	150,000	148,786
0.88%, 02/08/18	350,000	346,096
0.88%, 05/21/18	1,250,000	1,229,624
1.13%, 05/25/18 (b)	300,000	297,363
1.88%, 02/19/19	1,500,000	1,523,364
1.75%, 06/20/19	1,000,000	1,005,573
1.75%, 11/26/19	800,000	801,042
1.63%, 01/10/20 (b)	1,500,000	1,478,971
2.25%, 10/17/22 (b)	300,000	292,119
7.13%, 01/15/30 (h)	527,000	804,486
Federal Farm Credit Bank
1.05%, 03/28/16	350,000	352,885
0.54%, 11/07/16 (b)	500,000	498,797
Federal Home Loan Bank
1.00%, 06/21/17	3,885,000	3,889,604
1.00%, 08/09/17 (b)	400,000	398,905
1.00%, 11/09/17 (b)	500,000	495,527
5.00%, 11/17/17 (h)	1,185,000	1,317,650
2.13%, 03/10/23	250,000	242,431
2.88%, 06/14/24	375,000	383,676
Freddie Mac
0.50%, 06/06/16 (b)	500,000	499,054
0.70%, 09/29/16 (b)	500,000	499,322
0.88%, 10/14/16	900,000	903,595
0.88%, 02/22/17 (h)	3,000,000	3,005,499
1.00%, 07/28/17	619,000	619,003

50 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
1.00%, 09/29/17	2,850,000	2,844,893
0.88%, 03/07/18 (h)	3,390,000	3,350,205
1.50%, 06/26/18 (b)	200,000	199,380
1.38%, 05/01/20	2,600,000	2,536,726
2.38%, 01/13/22 (h)	2,351,000	2,376,734
3.00%, 01/18/28 (b)	200,000	191,079
6.75%, 03/15/31 (h)	264,000	397,569
Tennessee Valley Authority
6.75%, 11/01/25	488,000	663,694

		40,706,823

U.S. Treasury Obligations 35.7%
U.S. Treasury Bonds
9.13%, 05/15/18 (h)	2,331,000	2,939,792
8.00%, 11/15/21 (h)	2,149,000	2,989,964
6.25%, 08/15/23	1,500,000	1,997,343
6.00%, 02/15/26 (h)	891,000	1,221,227
6.75%, 08/15/26	1,324,000	1,932,419
6.13%, 11/15/27	2,388,000	3,397,675
5.25%, 11/15/28	2,000,000	2,682,032
5.25%, 02/15/29	1,028,000	1,382,339
6.13%, 08/15/29	2,000,000	2,924,844
6.25%, 05/15/30	1,985,000	2,966,334
4.75%, 02/15/37	1,586,000	2,188,309
4.38%, 02/15/38 (h)	2,368,000	3,099,305
4.50%, 05/15/38	1,000,000	1,332,734
3.50%, 02/15/39 (h)	2,072,000	2,380,372
4.25%, 05/15/39	650,000	835,606
4.50%, 08/15/39	1,850,000	2,465,702
4.38%, 11/15/39	3,381,000	4,433,864
4.63%, 02/15/40	1,215,000	1,651,830
4.38%, 05/15/40	1,500,000	1,972,149
4.25%, 11/15/40 (h)	909,000	1,176,871
3.75%, 08/15/41	1,623,000	1,956,350
3.13%, 02/15/42 (h)	2,940,000	3,165,325
3.00%, 05/15/42	1,493,000	1,569,516
2.75%, 08/15/42	1,899,000	1,898,704
2.75%, 11/15/42	1,920,000	1,918,351
2.88%, 05/15/43	1,899,000	1,942,618
3.63%, 08/15/43	1,633,000	1,920,689
3.75%, 11/15/43	318,000	382,321
3.63%, 02/15/44	3,045,000	3,583,822
3.38%, 05/15/44	3,912,000	4,404,669
3.13%, 08/15/44	6,000,000	6,460,782
3.00%, 11/15/44	2,750,000	2,890,937
U.S. Treasury Notes
0.38%, 01/15/16	6,634,000	6,638,664
0.38%, 01/31/16	10,500,000	10,505,743
2.00%, 01/31/16	800,000	814,313
0.38%, 02/15/16	2,885,000	2,886,353
0.25%, 02/29/16	2,675,000	2,671,865
2.13%, 02/29/16 (h)	1,180,000	1,204,245
0.38%, 03/15/16	6,477,000	6,478,010
0.38%, 03/31/16	2,140,000	2,139,833
0.38%, 04/30/16	2,534,000	2,533,802
2.00%, 04/30/16 (h)	2,302,000	2,350,738
2.63%, 04/30/16 (h)	3,419,000	3,519,166
0.25%, 05/15/16	1,216,000	1,213,530
0.38%, 05/31/16	2,026,000	2,024,892
3.25%, 05/31/16 (h)	1,050,000	1,091,344
0.50%, 06/15/16	3,840,000	3,843,299
0.50%, 06/30/16	5,068,000	5,069,982
1.50%, 06/30/16 (h)	2,694,000	2,734,830
3.25%, 06/30/16	2,000,000	2,081,718
0.63%, 07/15/16	4,676,000	4,685,497
0.50%, 07/31/16	2,600,000	2,601,422
0.50%, 08/31/16	6,300,000	6,298,034
1.00%, 08/31/16	1,088,000	1,096,245
3.00%, 08/31/16	2,500,000	2,601,757
0.88%, 09/15/16	3,750,000	3,769,920
0.50%, 09/30/16	8,500,000	8,490,701
1.00%, 09/30/16	4,176,000	4,206,994
3.00%, 09/30/16 (h)	1,690,000	1,760,901
0.63%, 10/15/16	7,004,000	7,006,739
0.38%, 10/31/16	3,000,000	2,987,814
0.63%, 11/15/16	6,083,000	6,083,949
0.50%, 11/30/16	2,250,000	2,244,550
0.63%, 12/15/16	1,800,000	1,799,296
0.88%, 12/31/16	2,176,000	2,184,330
0.75%, 01/15/17	1,633,000	1,634,275
0.88%, 01/31/17	2,176,000	2,182,461
0.88%, 02/28/17	2,140,000	2,145,350
0.75%, 03/15/17	3,217,000	3,215,996
3.25%, 03/31/17	2,275,000	2,399,770
0.88%, 04/15/17	2,786,000	2,789,917
0.88%, 04/30/17	2,786,000	2,789,482
0.88%, 05/15/17	1,500,000	1,500,938
0.63%, 05/31/17	4,249,000	4,225,099
0.75%, 06/30/17	1,510,000	1,504,455
0.88%, 07/15/17	4,500,000	4,495,077
0.50%, 07/31/17	3,000,000	2,966,250
2.38%, 07/31/17	3,000,000	3,109,218
0.88%, 08/15/17	2,500,000	2,494,140
0.63%, 08/31/17 (h)	3,360,000	3,328,238
1.88%, 08/31/17 (h)	3,337,600	3,414,522
1.00%, 09/15/17	6,750,000	6,754,219
0.63%, 09/30/17	2,000,000	1,978,750
1.88%, 09/30/17 (h)	2,012,000	2,059,157
0.88%, 10/15/17	4,000,000	3,985,000
0.75%, 10/31/17 (h)	7,601,000	7,541,021
1.88%, 10/31/17 (h)	1,745,000	1,786,172
0.88%, 11/15/17	800,000	796,250
0.63%, 11/30/17	4,000,000	3,949,064
0.75%, 12/31/17	1,747,000	1,728,711
0.75%, 02/28/18	1,066,000	1,051,426
2.88%, 03/31/18 (h)	1,991,000	2,094,749
0.63%, 04/30/18	2,457,000	2,407,285
2.63%, 04/30/18 (h)	3,107,000	3,248,272
1.38%, 06/30/18	1,619,000	1,622,288
1.50%, 08/31/18	1,088,000	1,093,355
1.38%, 09/30/18	4,191,000	4,187,400
1.25%, 10/31/18	2,729,000	2,711,518
1.25%, 11/30/18	1,633,000	1,621,646
1.50%, 12/31/18	2,176,000	2,179,059
1.25%, 01/31/19	2,122,000	2,101,775
1.50%, 01/31/19	2,176,000	2,177,021
1.38%, 02/28/19	1,604,000	1,595,480
1.50%, 02/28/19	1,337,000	1,338,044
1.50%, 03/31/19	2,500,000	2,500,780
1.63%, 03/31/19	4,020,000	4,038,215
1.25%, 04/30/19	1,823,000	1,801,922
1.63%, 04/30/19	1,520,000	1,525,344
3.13%, 05/15/19	1,000,000	1,066,094

See financial notes 51

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
1.13%, 05/31/19	1,520,000	1,493,163
1.50%, 05/31/19	2,913,000	2,905,945
1.00%, 06/30/19	1,000,000	975,938
1.63%, 06/30/19	3,040,000	3,047,837
0.88%, 07/31/19 (h)	4,201,000	4,071,029
1.63%, 07/31/19	1,000,000	1,001,641
1.00%, 08/31/19	700,000	680,968
1.63%, 08/31/19	7,250,000	7,258,497
1.75%, 09/30/19	7,425,000	7,469,090
1.25%, 10/31/19	1,000,000	983,750
1.50%, 10/31/19	3,250,000	3,230,448
3.38%, 11/15/19 (h)	3,110,700	3,370,251
1.00%, 11/30/19	1,483,000	1,438,510
1.50%, 11/30/19	8,175,000	8,123,906
1.38%, 01/31/20 (h)	2,832,000	2,793,060
1.13%, 03/31/20	1,384,000	1,344,534
1.88%, 06/30/20	1,346,000	1,355,149
2.63%, 08/15/20 (h)	1,776,000	1,854,810
1.75%, 10/31/20	1,500,000	1,493,438
2.63%, 11/15/20 (h)	2,608,000	2,722,507
2.00%, 11/30/20	1,500,000	1,513,242
2.38%, 12/31/20	4,091,000	4,212,454
2.13%, 01/31/21	1,500,000	1,522,617
3.63%, 02/15/21 (h)	3,003,000	3,308,228
2.00%, 02/28/21	1,965,000	1,978,663
2.25%, 03/31/21	1,576,000	1,609,121
2.25%, 04/30/21	2,786,000	2,843,461
3.13%, 05/15/21	2,000,000	2,146,406
2.00%, 05/31/21	2,534,000	2,546,868
2.13%, 06/30/21	1,512,000	1,530,428
2.25%, 07/31/21	3,000,000	3,059,766
2.13%, 08/15/21	2,171,900	2,197,691
2.00%, 08/31/21	3,000,000	3,009,375
2.13%, 09/30/21	2,750,000	2,781,152
2.00%, 10/31/21	3,000,000	3,007,968
2.00%, 11/15/21	2,800,000	2,810,500
1.88%, 11/30/21	5,000,000	4,971,485
1.63%, 08/15/22	1,961,000	1,907,531
1.63%, 11/15/22	2,177,000	2,112,030
2.00%, 02/15/23	1,594,000	1,588,147
1.75%, 05/15/23	1,500,000	1,460,625
2.50%, 08/15/23	2,176,000	2,246,041
2.75%, 11/15/23	2,046,000	2,154,053
2.75%, 02/15/24	1,119,000	1,177,573
2.50%, 05/15/24	3,890,000	4,007,610
2.38%, 08/15/24	3,000,000	3,055,782
2.25%, 11/15/24	4,500,000	4,530,937

		437,724,701

Total U.S. Government and Government Agencies
(Cost $472,821,827)		478,431,524

	Number	Value
Security	of Shares	($)

Other Investment Company 0.9% of net assets

Money Market Fund 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	11,338,872	11,338,872

Total Other Investment Company
(Cost $11,338,872)		11,338,872

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Short-Term Investments 4.2% of net assets

U.S. Government Agency Securities 4.2%
Federal Home Loan Bank
0.05%, 01/07/15 (f)	17,000,000	16,999,983
0.06%, 01/09/15 (f)	5,000,000	4,999,990
0.06%, 01/14/15 (f)	10,000,000	9,999,970
0.07%, 01/14/15 (f)	9,000,000	8,999,973
0.08%, 01/16/15 (f)	10,000,000	9,999,960

Total Short-Term Investments
(Cost $50,999,020)		50,999,876

End of Investments

At 12/31/14, the tax basis cost of the fund’s investments was $1,268,064,772 and the unrealized appreciation and depreciation were $18,293,656 and ($2,774,411), respectively, with a net unrealized appreciation of $15,519,245.

*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,640,348 or 0.2% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	The rate shown is the purchase yield.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	All or a portion of this security is held as collateral for delayed-delivery securities.

GO —	General obligation
RB —	Revenue bond
REIT —	Real Estate Investment Trust
USD —	Unified school district

52 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Asset-Backed Obligations	$—	$6,588,469	$—	$6,588,469
Commercial Mortgage-Backed Securities	—	24,595,636	—	24,595,636
Corporate Bonds[1]	—	283,183,779	—	283,183,779
Foreign Securities[1]	—	63,807,767	—	63,807,767
Mortgage-Backed Securities[1]	—	352,263,556	—	352,263,556
Municipal Bonds[1]	—	12,374,538	—	12,374,538
U.S. Government and Government Agencies[1]	—	478,431,524	—	478,431,524
Other Investment Company[1]	11,338,872	—	—	11,338,872
Short-Term Investments[1]	—	50,999,876	—	50,999,876

Total	$11,338,872	$1,272,245,145	$—	$1,283,584,017

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance			Change in					Balance
	as of	Accrued	Realized	Unrealized			Gross	Gross	as of
Investments in	December 31,	Discounts	Gains	Appreciation	Gross	Gross	Transfers	Transfers	December 31,
Securities	2013	Premiums	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Corporate Bonds	$96,750	($93)	($79)	$3,250	$295,150	($394,978)	$—	$—	$—

Total	$96,750	($93)	($79)	$3,250	$295,150	($394,978)	$—	$—	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

See financial notes 53

 Schwab U.S. Aggregate Bond ETF

Statement of
Assets and Liabilities
As of December 31, 2014

Assets

Investments, at value (cost $1,267,971,400)		$1,283,584,017
Cash		359,671
Receivables:
Investments sold		7,535,863
Fund shares sold		20,870,742
Interest		6,878,884
Foreign tax reclaims	+	1,132

Total assets		1,319,230,309

Liabilities

Payables:
Investments bought		26,639,989
Investments bought - Delayed delivery		63,608,406
Investment adviser fees		14,804
Distributions to shareholders		2,187,570
Accrued expenses	+	1,546

Total liabilities		92,452,315

Net Assets

Total assets		1,319,230,309
Total liabilities	—	92,452,315

Net assets		$1,226,777,994

Net Assets by Source
Capital received from investors		1,215,252,938
Net investment income not yet distributed		24,678
Net realized capital losses		(4,112,239)
Net unrealized capital appreciation		15,612,617

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,226,777,994		23,500,000		$52.20

54 See financial notes

 Schwab U.S. Aggregate Bond ETF

Statement of
Operations
For the period January 1, 2014 through December 31, 2014

Investment Income

Interest		$15,576,150*

Expenses

Investment adviser fees		387,534
Interest expense	+	4,067*

Total expenses	−	391,601

Net investment income		15,184,549

Realized and Unrealized Gains (Losses)

Net realized gains on investments		1,928,960
Net realized gains on in-kind redemptions	+	26,325

Net realized gains		1,955,285
Net change in unrealized appreciation (depreciation) on investments	+	24,872,888

Net realized and unrealized gains		26,828,173

Increase in net assets resulting from operations		$42,012,722

*	Includes $4,187 in interest income and $4,067 in interest expense related to charges on Agency Mortgage-Backed Securities not received or delivered on a timely basis (see financial note 2f).

See financial notes 55

 Schwab U.S. Aggregate Bond ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/14-12/31/14			1/1/13-12/31/13
Net investment income		$15,184,549	$6,969,676
Net realized gains (losses)		1,955,285	(2,053,425)
Net change in unrealized appreciation (depreciation)	+	24,872,888	(15,634,974)

Increase (Decrease) in net assets resulting from operations		42,012,722	(10,718,723)

Distributions to Shareholders

Distributions from net investment income		($16,685,260)	($8,792,880)

Transactions in Fund Shares

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,700,000	$708,774,842	2,900,000	$149,889,900
Shares redeemed	+	(100,000)	(5,125,035)	(400,001)	(20,531,254)

Net transactions in fund shares		13,600,000	$703,649,807	2,499,999	$129,358,646

Shares Outstanding and Net Assets

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,900,000	$497,800,725	7,400,001	$387,953,682
Total increase	+	13,600,000	728,977,269	2,499,999	109,847,043

End of period		23,500,000	$1,226,777,994	9,900,000	$497,800,725

Net investment income not yet distributed			$24,678		$1,614

56 See financial notes

 Schwab Fixed-Income ETFs

Financial Notes

1. Business Structure of the Funds

Each of the funds in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Dividend Equity ETF
Schwab U.S. TIPS ETF	Schwab International Equity ETF
Schwab Short-Term U.S. Treasury ETF	Schwab International Small-Cap Equity ETF
Schwab Intermediate-Term U.S. Treasury ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Aggregate Bond ETF	Schwab U.S. REIT ETF
Schwab U.S. Broad Market ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Large-Cap Value ETF	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental Emerging Markets Large Company Index ETF

The funds issue and redeem shares at their net asset value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and ask quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ

 Schwab Fixed-Income ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of December 31, 2014 are disclosed in the Portfolio Holdings.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Accounting Policies for certain Portfolio Investments (if held):

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds to terminate any loans at any given time. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. A fund retains the right to recall a security on loan. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including agent fees, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

The values of the securities on loan and the related collateral as of December 31, 2014, if any, are disclosed in the funds’ Portfolio Holdings. Investments of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.

Inflation-Protected Securities: The Schwab U.S. TIPS ETF invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of an inflation-protected security, interest is paid based on a fixed percentage of the inflation-adjusted principal value. Any increase or decrease in the principal amount of an inflation-protected security will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

TBA Commitments: The Schwab U.S. Aggregate Bond ETF may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in the Security Valuation section. The fund’s use of TBA commitments may cause the fund to experience higher portfolio turnover and higher transaction costs.

Agency MBS Transactions: In November 2012, the Treasury Market Practices Group (an industry group sponsored by the Federal Reserve Bank of New York) recommended the margining of certain forward-settling Agency MBS transactions to reduce counterparty and systemic risks. The Treasury Market Practices Group recommended market participants exchange two-way variation margin on a regular basis. In April 2014, the Schwab U.S. Aggregate Bond ETF began posting and receiving variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeded certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.

(f) U.S. Treasury, Agency Debt & Agency Mortgage-Backed Securities Charges:

Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The Treasury Market Practices Group recommends voluntary fail charges when these securities are not delivered as agreed by the parties.

The Schwab Short-Term U.S. Treasury ETF received fail charges in the amount of $3,655 related to untimely deliveries of U.S. Treasury securities and the Schwab U.S. Aggregate Bond ETF received $4,187 and paid $4,067 for the untimely delivery of agency mortgage-backed securities for the period ended December 31, 2014.

(g) Distributions to Shareholders:

The funds make distributions from net investment income, if any, monthly and from net realized capital gains, if any, once a year.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that the shareholder could lose money.

Investment Style Risk. The funds are not actively managed. Therefore, the funds follow the securities included in the index during upturns as well as downturns. Because of their indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance may be below that of their respective index.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

3. Risk Factors (continued):

Interest Rate Risk. The funds are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a sharp rise in interest rates could cause a fund’s share price to fall. The longer a fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank’s monetary policy (e.g., tapering of the Federal Reserve Board’s quantitative easing program) or improving economic conditions may result in an increase in interest rates. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for a fund to sell its fixed income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity may make it more difficult to value some or all of a fund’s fixed income securities holdings.

Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Inflation Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Sampling Index Tracking Risk. To the extent a fund uses statistical sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund uses a sampling approach, it may not track the return of the index as well as it would if a fund purchased all of the securities in its index.

Tracking Error Risk. As index funds, the funds seek to track the performance of their benchmark index, although they may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in its benchmark index or match the securities’ weighting to the benchmark.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A fund may be unable to sell a security at an advantageous time or price. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities — an indication of the ability of dealers to engage in “market making” — are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market (See Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund’s daily NAV).

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Non-U.S. Issuer Risk. Schwab U.S. Aggregate Bond ETF may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities to the extent such bonds are included in the fund’s index.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

3. Risk Factors (continued):

The fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.

Mortgage-Backed and Mortgage Pass-Through Securities Risk. With respect to the Schwab U.S. Aggregate Bond ETF, certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through TBA transactions, as described in the fund’s prospectus. Default by or bankruptcy of a counterparty to a TBA transaction would expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

Prepayment and Extension Risk. Certain of the funds’ investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower than market rates of interest, which could hurt a fund’s yield or share price.

Derivatives Risk. Schwab U.S. Aggregate bond ETF may invest in derivatives instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, liquidity risk, and credit risk are discussed elsewhere in this section. The fund’s use of derivatives is also subject to leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Lack of Government Insurance or Guarantee. An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

	Schwab	Schwab	Schwab U.S.
Schwab	Short-Term	Intermediate-Term	Aggregate
U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

0.07%	0.08%	0.10%	0.05%

Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of December 31, 2014, as applicable:

	Underlying Funds
		Schwab
	Schwab	Intermediate-Term
	U.S. TIPS ETF	U.S. Treasury ETF

Schwab VIT Balanced Portfolio	0.1%	2.0%
Schwab VIT Balanced with Growth Portfolio	0.3%	3.3%
Schwab VIT Growth Portfolio	0.1%	1.9%

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company (“State Street”) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the funds’ Statements of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended December 31, 2014, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Long-Term
	U.S. Government	Purchases of Other	Total Purchases of
	Securities	Long-Term Securities	Long-Term Securities

Schwab U.S. TIPS ETF	$93,432,900	$—	$93,432,900
Schwab Short-Term U.S. Treasury ETF	637,264,660	—	637,264,660
Schwab Intermediate-Term U.S. Treasury ETF	118,130,828	—	118,130,828
Schwab U.S. Aggregate Bond ETF	975,956,707	288,808,932	1,264,765,639

	Sales/Maturities of
	Long-Term
	U.S. Government	Sales/Maturities of	Total Sales/Maturities of
	Securities	Other Long-Term Securities	Long-Term Securities

Schwab U.S. TIPS ETF	$93,617,406	$—	$93,617,406
Schwab Short-Term U.S. Treasury ETF	605,833,517	—	605,833,517
Schwab Intermediate-Term U.S. Treasury ETF	134,895,587	—	134,895,587
Schwab U.S. Aggregate Bond ETF	521,795,398	57,579,012	579,374,410

9. In-Kind Transactions:

The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of fixed-income securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.

The in-kind transactions for the period ended December 31, 2014 were as follows:

	In-Kind Purchases of Securities	In-Kind Sales of Securities

Schwab U.S. TIPS ETF	$178,964,748	$38,044,773
Schwab Short-Term U.S. Treasury ETF	267,997,547	37,218,721
Schwab Intermediate-Term U.S. Treasury ETF	148,327,989	119,230,095
Schwab U.S. Aggregate Bond ETF	21,043,135	1,757,355

For the period ended December 31, 2014, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended December 31, 2014 are disclosed in the funds’ Statements of Operations.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

10. Federal Income Taxes

As of December 31, 2014, the components of distributable earnings on a tax-basis were as follows:

		Schwab	Schwab	Schwab U.S.
	Schwab	Short-Term	Intermediate-Term	Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Undistributed ordinary income	$—	$2,592	$—	$24,678
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation	2,654,790	635,296	1,672,191	18,293,656
Unrealized depreciation	(15,508,768)	(178,505)	(971,275)	(2,774,411)

Net unrealized appreciation (depreciation)	(12,853,978)	456,791	700,916	15,519,245

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

		Schwab	Schwab	Schwab U.S.
	Schwab	Short-Term	Intermediate-Term	Aggregate
Expiration Date	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

December 31, 2018	$39	$366	$2,072	$—
No expiration*	6,384,434	195,800	1,981,300	4,018,864

Total	$6,384,473	$196,166	$1,983,372	$4,018,864

*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the funds had capital losses deferred as follows:

		Schwab	Schwab	Schwab U.S.
	Schwab	Short-Term	Intermediate-Term	Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Deferred capital losses	$—	$75,206	$365,916	$—

The tax-basis components of distributions paid during the current and prior fiscal years were:

		Schwab	Schwab	Schwab U.S.
	Schwab	Short-Term	Intermediate-Term	Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Current period distributions
Ordinary income	$5,900,895	$2,716,335	$3,544,920	$16,685,260
Long-term capital gains	—	—	—	—

Prior period distributions
Ordinary income	3,095,550	1,047,550	2,468,175	8,792,880
Long-term capital gains	—	—	—	—

 Schwab Fixed-Income ETFs

Financial Notes (continued)

10. Federal Income Taxes (continued):

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2014, the funds made the following reclassifications:

		Schwab	Schwab	Schwab U.S.
	Schwab	Short-Term	Intermediate-Term	Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Capital shares	$613,120	$113,113	$123,465	$26,325
Undistributed net investment income	662,721	—	8,810	1,523,775
Net realized gains and losses	(1,275,841)	(113,113)	(132,275)	(1,550,100)

For the period ended December 31, 2014, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:

	Schwab	Schwab	Schwab U.S.
Schwab	Short-Term	Intermediate-Term	Aggregate
U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

$1,373,833	$113,113	$147,758	$26,325

As of December 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (four of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2015

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of December 31, 2014

The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated. Each fund’s Market Price may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and can not be used to predict future results.

	Number of Days[1]				Number of Days[1]
	Market Price Above NAV				Market Price Below NAV
	1-49	50-99	100-199	>200	1-49	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points	Points	Points

Schwab U.S. TIPS ETF
Commencement of trading 8/5/10 through 12/31/14	694	3	—	—	361	1	—	—

Schwab Short-Term U.S. Treasury ETF
Commencement of trading 8/5/10 through 12/31/14	630	—	—	—	261	—	—	—

Schwab Intermediate-Term U.S. Treasury ETF
Commencement of trading 8/5/10 through 12/31/14	596	—	—	—	392	1	—	—

Schwab U.S. Aggregate Bond ETF
Commencement of trading 7/14/11 through 12/31/14	743	4	—	—	112	2	—	—

[1]	The chart does not include days in which the NAV equals the Market Price.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate- Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at a meeting held on September 3, 2014, and approved the renewal of the Agreement with respect to the Funds for an additional one year term. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Funds, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 95 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired/Private Investor (January 2009 – present); Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	21	Director, PS Business Parks, Inc. (2005 – 2012).

Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012.)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant (wealth management) (January 2008 – April 2012).	21	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (May 2009 – present); Director, Asset International, Inc. (publisher of financial services information) (Jan. 2009 – Nov. 2014).	95	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management, Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc. (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan. 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 –present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Schwab ETF’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. 1 − 3 Year Treasury Bond Index An index that measures the performance of U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. 3 − 10 Year Treasury Bond Index An index that measures the performance of U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

bid The price at which someone is willing to buy a security.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

credit quality The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

duration A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.

weighted average duration A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk The risk that a bond’s value will fluctuate if market interest rates change of are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity The ability to convert a security or asset quickly into cash.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

primary market The market that deals with the issuance of new securities.

replication If a fund uses a full replication method, the fund will invest substantially all of its assets proportionately in the securities included in the underlying index.

sampling If a fund uses a sampling method, the fund will not fully replicate the underlying index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index as closely as a fund that uses a full replication method.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

Treasury inflation protected security (TIPS) A United States Treasury bond whose principal increases at the same rate as the Consumer Price Index (CPI).The interest payment is then calculated off that inflated (adjusted) principal and repaid at maturity.

weighted average For mutual funds or ETFs, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

yield to maturity The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2014 Schwab ETFs. All rights reserved.

Notes

Notes

Notes

Schwab ETFstm are designed to be low-cost, diversified investments. The funds follow broad market indices and provide exposure to specific segments of the market, making each an investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.csimfunds.com/schwabetfs_prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabetfs_prospectus or the SEC’s website at http://www.sec.gov.

Schwab ETFstm

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR60171-04
00132613

Item 2:	Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Robert W. Burns, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of Mr. Burns as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.
Registrant is composed of twenty-one series. Four series have a fiscal year-end of December 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of February 28 and ten series have a fiscal year-end of August 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-one series, based on their respective 2014 and 2013 fiscal years, as applicable.
The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2014	Fiscal Year 2013	Fiscal Year 2014	Fiscal Year 2013	Fiscal Year 2014	Fiscal Year 2013	Fiscal Year 2014	Fiscal Year 2013
$371,040	$288,772	$0	$40,452	$151,099	$136,538	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

[2]	The nature of the services includes tax compliance, tax advice and tax planning.
(e) (1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2014: $151,099	2013: $176,990
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.
The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Stephen Timothy Kochis, and Charles A. Ruffel.

Item 6:	Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 02/10/2015
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 02/10/2015

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date: 02/10/2015